LOAN AGREEMENT

                                      Among


                         GE CAPITAL PUBLIC FINANCE, INC.
                                    as Lender


                                       and


                           BUSINESS FINANCE AUTHORITY
                          OF THE STATE OF NEW HAMPSHIRE
                                    as Issuer


                                       and


                           ELEXSYS INTERNATIONAL, INC.
                                   as Borrower




                          Dated as of December 1, 1996



                -------------------------------------------------


          THIS AGREEMENT DOES NOT CONSTITUTE AN INDEBTEDNESS OF THE STATE OF NEW HAMPSHIRE OR OF THE ISSUER EXCEPT TO THE EXTENT PERMITTED BY NEW HAMPSHIRE RSA CHAPTER 162-I. ALL AMOUNTS OWED HEREUNDER ARE PAYABLE ONLY FROM THE SOURCES EXPRESSLY PROVIDED HEREIN, AND NO PUBLIC FUNDS MAY BE USED FOR THAT PURPOSE.
                -------------------------------------------------




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                                                         ii

                                                  Table of Contents

                                                                                                               Page

ARTICLE I  DEFINITIONS AND EXHIBITS.............................................................................  2
         Section 1.01.  Definitions.............................................................................  2
         Section 1.02.  Exhibits................................................................................  4
         Section 1.03.  Rules of Construction...................................................................  5
         Section 1.04.  Combined Documents......................................................................  5

ARTICLE II  FINANCING OF PROJECT AND TERMS OF LOAN..............................................................  5
         Section 2.01.  Completion of Project...................................................................  5
         Section 2.02.  Loan....................................................................................  6
         Section 2.03.  Interest................................................................................  6
         Section 2.04.  Payments................................................................................  6
         Section 2.05.  Payment on Non-Business Days............................................................  7
         Section 2.06.  Loan Payments To Be Unconditional.......................................................  7
         Section 2.07.  Prepayments.............................................................................  7

ARTICLE III  CONDITIONS PRECEDENT...............................................................................  8

ARTICLE IV  LIMITED OBLIGATION OF ISSUER; RIGHTS OF ISSUER; COVENANTS OF ISSUER................................. 10
         Section 4.01.  Limited Obligation...................................................................... 10
         Section 4.02.  Rights and Duties of Issuer............................................................. 10
         Section 4.03.  Costs and Expenses of Issuer............................................................ 11
         Section 4.04.  Matters to be Considered by Issuer...................................................... 11
         Section 4.05.  Actions by Issuer....................................................................... 12
         Section 4.06.  Indemnification by Borrower............................................................. 12
         Section 4.07.  Covenants of Issuer..................................................................... 12

ARTICLE V  REPRESENTATIONS, WARRANTIES AND COVENANTS OF BORROWER................................................ 12

ARTICLE VI  LETTER OF CREDIT.................................................................................... 15

ARTICLE VII  AFFIRMATIVE COVENANTS OF BORROWER.................................................................. 16
         Section 7.01.  Reporting Requirements.................................................................. 16
         Section 7.02.  Books and Records; Inspection and Examination........................................... 17
         Section 7.03.  Compliance With Laws; Environmental Indemnity........................................... 17
         Section 7.04.  Payment of Taxes and Other Claims....................................................... 18
         Section 7.05.  Maintenance of Project.................................................................. 18
         Section 7.06.  Insurance............................................................................... 18
         Section 7.07.  Preservation of Corporate Existence..................................................... 19
         Section 7.08.  Performance by Lender................................................................... 19

ARTICLE VIII  NEGATIVE COVENANTS OF BORROWER.................................................................... 20
         Section 8.01.  Lien.................................................................................... 20
         Section 8.02.  Sale of Assets.......................................................................... 20
         Section 8.03.  Consolidation and Merger................................................................ 20
         Section 8.04.  Accounting.............................................................................. 20
         Section 8.05.  Transfers............................................................................... 21
         Section 8.06.  Use of the Project...................................................................... 21

ARTICLE IX  [Reserved].......................................................................................... 21

ARTICLE X  ASSIGNMENT AND SELLING............................................................................... 21
         Section 10.01.  Assignment by Lender................................................................... 21
         Section 10.02.  No Sale or Assignment by Borrower...................................................... 22

ARTICLE XI  EVENTS OF DEFAULT AND REMEDIES...................................................................... 22
         Section 11.01.  Events of Default...................................................................... 22
         Section 11.02.  Remedies on Default.................................................................... 23
         Section 11.03.  [Reserved]............................................................................. 24
         Section 11.04.  No Remedy Exclusive.................................................................... 24
         Section 11.05.  Late Charge............................................................................ 24

ARTICLE XII  MISCELLANEOUS...................................................................................... 24
         Section 12.01.  Costs and Expenses of Lender........................................................... 24
         Section 12.02.  Disclaimer of Warranties............................................................... 25
         Section 12.03.  Notices................................................................................ 25
         Section 12.04.  Further Assurance and Corrective Instruments........................................... 25
         Section 12.05.  Binding Effect; Time of the Essence.................................................... 25
         Section 12.06.  Severability........................................................................... 25
         Section 12.07.  Amendments............................................................................. 25
         Section 12.08.  Execution in Counterparts.............................................................. 26
         Section 12.09.  Applicable Law......................................................................... 26
         Section 12.10.  Captions............................................................................... 26
         Section 12.11.  Entire Agreement....................................................................... 26
         Section 12.12.  Usury.................................................................................. 26
         Section 12.13.  Waiver of Jury Trial................................................................... 26

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                                                         30

                                            LOAN AGREEMENT (REAL ESTATE)

Lender:           GE Capital Public Finance, Inc.
                  .........Suite 470
                  .........8400 Normandale Lake Blvd.
                  .........Minneapolis, MN 55437
                  .........Telephone:  (800) 346-3164
                  .........Telecopier:  (612) 897-5601

Issuer:           Business Finance Authority of the State of New Hampshire
                  .........14 Dixon Avenue, Suite 101
                  .........Concord, NH  03301
                  .........Telephone:  (603) 271-2391
                  .........Telecopier:  (603) 271-2396

Borrower:         .........Elexsys International, Inc.
                  .........41 Simon Street
                  .........Nashua, NH 03060
                  .........Telephone:  (603) 886-0066
                  .........Telecopier: (603) 886-9724


         THIS LOAN AGREEMENT dated as of December 1, 1996 (this "Agreement") among GE Capital Public Finance, Inc., a Delaware corporation, as lender (with its successors and assigns, "Lender"), Business Finance Authority of the State of New Hampshire, a body corporate and politic as an agency of the State of New Hampshire (the "State"), as issuer ("Issuer"), and Elexsys International, Inc., a Delaware corporation, as borrower ("Borrower").

         WHEREAS, Issuer is authorized and empowered under the laws of the State, including New Hampshire RSA Chapter 162-I (the "Act"), to enter into financing documents and security documents with respect to indebtedness of Issuer to be used to finance eligible projects as described in the Act; and

         WHEREAS, in furtherance of the purposes of the Act, Issuer proposes to finance all or a portion of the Project (as hereinafter defined) pursuant to this Agreement by obtaining a loan from Lender and lending the proceeds thereof to Borrower; and

         WHEREAS, Borrower proposes to borrow the proceeds of the loan made by Lender to Issuer upon the terms and conditions set forth herein to finance the Project; and

         WHEREAS, Borrower shall make Loan Payments (as hereinafter defined) directly to Lender as assignee of Issuer; and

         WHEREAS, this Agreement shall not be deemed to constitute a debt or liability or moral obligation of the State or any political subdivision thereof, or a pledge of the faith and credit or taxing power of the State or any political subdivision thereof, but shall be a special obligation of Issuer payable solely from the Loan Payments payable hereunder by Borrower to Lender as assignee of Issuer.

         NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, and in consideration of the premises contained in this Agreement, Lender, Issuer and Borrower agree as follows:


                                                     ARTICLE I
                                             DEFINITIONS AND EXHIBITS

         Section 1.01. DefinitionsDefinitions. The following terms used herein will have the meanings indicated below unless the context clearly requires otherwise:

         "Agreement" means this Agreement, including all exhibits hereto, as any of the same may be supplemented or amended from time to time in accordance with the terms hereof.

         "Bank" means Sanwa Bank California, the issuer of the Letter of Credit.

         "Borrower" means Elexsys International, Inc., a Delaware corporation.

         "Business Day" means a day other than a Saturday or Sunday on which banks are generally open for business in New York, New York.

         "Certificate of Acceptance" means a Certificate of Acceptance, in substantially the form set forth as Exhibit B hereto, whereby Borrower acknowledges receipt in good condition of certain portions of the Project identified therein and confirms the date of delivery thereof and certain other matters.

         "Code" means, collectively, the Internal Revenue Code of 1986, as amended, and United States Treasury regulations promulgated thereunder.

         "Default" means an event that, with giving of notice or passage of time or both, would constitute an Event of Default as provided in Article XI hereof.

         "Determination of Taxability" means any determination, decision or decree by the Commissioner of Internal Revenue, or any District Director of Internal Revenue or any court of competent jurisdiction, or an opinion of counsel qualified in such matters obtained by Lender, that an Event of Taxability shall have occurred. A Determination of Taxability also shall be deemed to have occurred on the first to occur of the following:

                  (a) the date when Borrower files any statement, supplemental statement, or other tax schedule, return or document, which discloses that an Event of Taxability shall have occurred; or

                  (b) the effective date of any federal legislation enacted after the date of this Agreement or promulgation of any income tax regulation or ruling by the Internal Revenue Service that causes an Event of Taxability after the date of this Agreement.

         "Escrow Agent" means National City Bank of Minneapolis, as escrow agent under the Escrow Agreement, and its successors and assigns permitted under the Escrow Agreement.

         "Escrow Agreement" means the Escrow Agreement dated as of December 1, 1996, among Lender, Issuer, Borrower and Escrow Agent and, upon execution thereof in accordance with the terms of the Escrow Agreement, the Bank.

         "Escrow Fund" means the fund established and held by Escrow Agent pursuant to the Escrow Agreement.

         "Event of Taxability" means, if as the result of any act, failure to act or use of the proceeds of the Loan, a change in use of the Project or any misrepresentation or inaccuracy in any of the representations, warranties or covenants contained in this Agreement or the Statement as to Tax Exempt Status by Issuer or Borrower, or the enactment of any federal legislation after the date of this Agreement or the promulgation of any income tax regulation or ruling by the Internal Revenue Service after the date of this Agreement, the Interest is or becomes includable in Lender's gross income for federal income tax purposes.

         "Gross-Up Rate" means, with respect to any Interest payment (including payments made prior to the Event of Taxability), the rate necessary to calculate an additional payment in an amount sufficient such that the sum of the Interest payment plus the additional payments would, after reduced by the federal tax (including interest and penalties) actually imposed thereon, equal the amount of the Interest payment.

         "Interest" means the portion of any Loan Payment designated as and comprising interest as shown in Exhibit A hereto.

         "Issuer" means the Business Finance Authority of the State of New Hampshire, acting as issuer under this Agreement.

         "Issuer's Service Charge" means payment to the issuer for its own use of $20,250, payable on the date of execution and delivery hereof.

         "Lender" means (i) GE Capital Public Finance, Inc., acting as lender under this Agreement, (ii) any surviving, resulting or transferee corporation of GE Capital Public Finance, Inc. and (iii) except where the context requires otherwise, any assignee(s) of Lender.

         "Letter of Credit" means the irrevocable standby letter of credit to be issued by Bank in the initial amount of $2,742,727.50 in the form attached hereto as Exhibit E, subject to reduction in accordance with Article VI and
Schedule 1 hereof.

          "Loan" means the loan from Issuer to Borrower pursuant to this Agreement.

         "Loan Payments" means the loan payments payable by Borrower pursuant to the provisions of this Agreement as specifically set forth in Exhibit A hereto. As provided in Article II hereof, Loan Payments shall be payable by Borrower directly to Lender, as assignee of Issuer, in the amounts and at the times as set forth in Exhibit A hereto.

         "Loan  Proceeds" means the total amount of money to be paid pursuant to
Section 2.02 hereof by Lender to Escrow Agent for deposit and application in accordance with the Escrow Agreement.

         "Prepayment Amount" means the amount which Borrower must pay or cause to be paid to Lender as assignee of Issuer in order to prepay the Loan, as provided in Section 2.07 hereof, such amounts being 102% of the outstanding Principal at the time of the prepayment, plus accrued interest and all other amounts then due and owing hereunder.

         "Principal" means the portion of any Loan Payment designated as and comprising principal as set forth in Exhibit A hereto.

         "Project" means the acquisition and renovation of certain manufacturing facilities located at 41 Simon Street, Nashua, New Hampshire to be used in connection with the Borrower's operations (including, to the extent permitted pursuant to the Code without jeopardizing the tax-exempt status of the Interest, certain items originally financed through internal advances of Borrower in anticipation of obtaining permanent financing through Issuer).

         The word "Project" also refers to the facilities which result or have resulted from the foregoing activities.

         "Project Costs" means the costs of carrying out the Project, including repayment of external loans and internal advances for the same and including interest prior to and during construction, but excluding general administrative expenses, overhead of the Institution and interest on internal advances.

         "State" means the State of New Hampshire.

         "Statement as to Tax Exempt Status" means Borrower's Statement as to Tax Exempt Status of the Loan of even date herewith.

         "Substitute Bank" means the issuer of a Substitute Letter of Credit, which issuer must be acceptable to Lender in its sole discretion.

         "Substitute Letter of Credit" means an irrevocable standby letter of credit in the form attached hereto as Exhibit E, in the amount required by
Article VI and Schedule 1 hereof, and issued by a Substitute Bank.

                    "UCC" means the Uniform Commercial Code as adopted and in effect in the State.

         Section 1.02. ExhibitsExhibits. The following schedule and exhibits are attached hereto and made a part hereof:

         Schedule 1:  Schedule of Letter of Credit Reductions.

         Schedule 2:  Prohibited Assignees.

         Exhibit A: Form of Schedule of Project and Loan Payments describing the Project and setting forth the Loan Payments and Prepayment Prices.

         Exhibit B:  Form of Certificate of Acceptance.

         Exhibit C: Form of opinion of counsel to Borrower (which may be delivered as one or more opinions from separate counsel, provided that collectively the form and substance thereof is consistent with Exhibit C).

         Exhibit D:  Form of opinion of bond counsel.

         Exhibit E:  Form of Letter of Credit.

         Exhibit F:  Form of Opinion of Counsel to Bank.

         Section 1.03. Rules of ConstructionRules of Construction. (a) The singular form of any word used herein, including the terms defined Section 1.01 hereof, shall include the plural, and vice versa. The use herein of a word of any gender shall include correlative words of all genders.

         (b) Unless otherwise specified, references to Articles, Sections and other subdivisions of this Agreement are to the designated Articles, Sections and other subdivision of this Agreement as originally executed. The words "hereof," wherein, "hereunder" and words of similar import refer to this Agreement as a whole.

         (c) The headings or titles of the several articles and sections shall be solely for convenience of reference and shall not affect the meaning, construction or effect of the provisions hereof.

         Section 1.04. Combined DocumentsCombined Documents. This Agreement, the Escrow Agreement and the exhibits hereto together constitute the Financing Document and the Security Document under the Act, and as evidence of indebtedness, this Agreement and the exhibits hereto constitute a Bond under the Act.

                                                    ARTICLE II

                                      FINANCING OF PROJECT AND TERMS OF LOAN

         Section 2.01. Completion of ProjectCompletion of Project. The Borrower has acquired the Project site and building thereon prior to the execution and delivery of this Agreement and will substantially complete the Project no later than September 30, 1997. Borrower shall bear the risk of loss with respect to any loss or claim relating to any portion of the Project and shall be liable in respect of its duties and obligations in accordance with any contract entered into in connection with the Project, and neither Lender nor Issuer shall assume any such risk of loss or liability.

         Section 2.02. LoanLoan. Lender hereby agrees, subject to the terms and conditions of this Agreement, to make a loan to Issuer in the amount of $2,700,000; Issuer hereby agrees, subject to the terms and conditions of this Agreement, to borrow such amount from Lender and to lend such amount to Borrower; and Borrower hereby agrees to borrow such amount from Issuer. Upon fulfillment of the conditions set forth in Article III hereof, Lender shall deposit the Loan Proceeds on behalf of Issuer in the Escrow Fund to be held, invested and disbursed as provided in the Escrow Agreement. Issuer's obligation to repay the loan from Lender, and Borrower's obligation to repay the Loan, shall commence, and interest shall begin to accrue, on the date that Loan Proceeds are deposited in the Escrow Fund.

         Section 2.03. InterestInterest. The principal amount of the loan from Lender to Issuer and the Loan hereunder outstanding from time to time shall bear interest (computed on the basis of actual days elapsed in a 360-day year) at the rate of 6.33% per annum. Interest accruing on the principal balance of such loans outstanding from time to time shall be payable as provided in Exhibit A hereto and upon earlier demand in accordance with the terms hereof or prepayment in accordance with Section 2.07 hereof. Upon the occurrence of a Determination of Taxability, (i) Borrower shall, with respect to future interest payments, begin making Loan Payments calculated at the Gross-Up Rate and (ii), in addition, Borrower shall make within 30 days of demand of Lender a payment to Lender sufficient to supplement prior Loan Payments to the Gross-Up Rate.

         Section 2.04. PaymentsPayments. Issuer shall pay the principal of, premium, if any in accordance with Section 2.07 hereof, and interest on the loan from Lender to Issuer, but only out of the amounts paid by Borrower pursuant to this Agreement. Borrower shall pay to Lender, as assignee of Issuer, Loan Payments, in the amounts and on the dates set forth in Exhibit A hereto. As security for its obligation to pay the principal of, premium, if any in accordance with Section 2.07 hereof, and interest on the loan from Lender, Issuer assigns to Lender all of Issuer's right to receive Loan Payments from Borrower hereunder, all of Issuer's rights hereunder, and Issuer irrevocably constitutes and appoints Lender and any present or future officer or agent of Lender as its lawful attorney, with full power of substitution and resubstitution, and in the name of Issuer or otherwise, to collect the Loan Payments and any other payments due hereunder and to sue in any court for such Loan Payments or other payments, to exercise all rights hereunder, and to withdraw or settle any claims, suits or proceedings pertaining to or arising out of this Agreement upon any terms; provided, however, that such assignment shall not include Issuer's rights under Article IV and Section 7.06(d) hereof and its right to notice pursuant to Section 12.03 hereof. Such Loan Payments and other payments shall be made by Borrower directly to Lender, as Issuer's assignee, and shall be credited against Issuer's payment obligations hereunder. No provision, covenant or agreement contained in this Agreement or any obligation herein imposed on Issuer, or the breach thereof, shall constitute or give rise to or impose upon Issuer a pecuniary liability, a charge upon its general credit or a pledge of its general revenues. In making the agreements, provisions and covenants set forth in this Agreement, Issuer has not obligated itself except with respect to the application of the Loan Payments to be paid by Borrower hereunder. All amounts required to be paid by Borrower hereunder shall be paid in lawful money of the United States of America in immediately available funds. No recourse shall be had by Lender or Borrower for any claim based on this Agreement against any director, officer, employee or agent of Issuer alleging personal liability on the part of such person, unless such claim is based on the willful dishonesty of or intentional violation of law by such person.

         Section 2.05. Payment on Non-Business DaysPayment on Non-Business Days. Whenever any payment to be made hereunder shall be stated to be due on a day which is not a Business Day, such payment may be made on the next succeeding Business Day, and such extension of time shall in such case be included in the computation of interest or the fees hereunder, as the case may be.

         Section 2.06. Loan Payments To Be UnconditionalLoan Payments To Be Unconditional. The obligations of Borrower to make the Loan Payments required under this Article II and to make other payments hereunder and to perform and observe the covenants and agreements contained herein shall be absolute and unconditional in all events, without abatement, diminution, deduction, setoff or defense for any reason, including (without limitation) any damage to or defect in the Project or any accident, condemnation, destruction or unforeseen circumstances. Notwithstanding any dispute between Borrower and any of Issuer, Lender, any vendor or any other person, Borrower shall make all Loan Payments when due and shall not withhold any Loan Payments pending final resolution of such dispute, nor shall Borrower assert any right of set-off or counterclaim against its obligation to make such payments required under this Agreement.

         Section  2.07.   PrepaymentsPrepayments.   (a)  Borrower  may,  in  its
discretion, prepay the Loan in whole at any time after the third anniversary of the date hereof by paying the applicable Prepayment Amount.

         (b) Borrower shall prepay the Loan in whole or in part at any time pursuant to Article IX hereof by paying the applicable Prepayment Amount.

         (c) Borrower shall prepay the Loan in full immediately upon demand of Lender after the occurrence and during the continuance of an Event of Default as set forth in Article XI hereof by paying the applicable Prepayment Amount.

         (d) Borrower shall prepay the Loan in full immediately upon demand of Lender after the occurrence of a Determination of Taxability by paying the applicable Prepayment Amount, plus an amount necessary to supplement the prior Loan Payments to the Gross-Up Rate.

         (e) Borrower shall prepay the Loan in full immediately upon demand of Lender if the Letter of Credit is not renewed or replaced in accordance with the provisions of Article VI.

         (f) The Loan shall be repaid in part with funds remaining in the Escrow Fund upon termination of the Escrow Agreement, as provided in Sections 2.03 or
2.04 of the Escrow Agreement, without premium or penalty.

         (g) If Lender or any assignee of Lender assigns this Agreement to a competitor of Borrower (whether or not such competitor is listed in Schedule 2), as reasonably determined by Borrower, Borrower may prepay the Loan in full without premium or penalty by paying the outstanding principal at the time of the prepayment plus accrued interest and all other amounts then due and owing hereunder.

         Upon any prepayment in part of the Loan, the prepayment shall be applied first to Interest accrued thereon and next to Principal in the inverse order of maturity.

                                                    ARTICLE III

                                               CONDITIONS PRECEDENT

         Lender's agreement to make the loan to Issuer hereunder, Issuer's agreement to accept the loan and to make the loan to Borrower hereunder and Lender's agreement to deposit the Loan Proceeds in the Escrow Fund, shall be subject to the condition precedent that Lender and Issuer shall have received all of the following, each in form and substance satisfactory to Lender and
Issuer:

         (a) This Agreement, properly executed on behalf of Issuer, Borrower and Lender, and each of the Exhibits hereto properly completed.

          (b) The Statement as to Tax Exempt Status, properly executed on behalf of Borrower.

          (c) The Escrow Agreement, properly executed on behalf of Issuer, Lender, Borrower, Escrow Agent and Bank.

         (d) A certificate of an authorized officer of Borrower, certifying as to (i) the resolutions authorizing the execution, delivery and performance of this Agreement, the Escrow Agreement and the Statement as to Tax Exempt Status and any related documents, and (ii) the signatures of the officers or agents of Borrower authorized to execute and deliver this Agreement, the Escrow Agreement and the Statement as to Tax Exempt Status and other instruments, agreements and certificates on behalf of Borrower.

          (e) Currently certified copies of the certificate of incorporation of Borrower.

         (f) A Certificate of Good Standing issued as to Borrower by the Secretary of the State of the state of Borrower's formation, not more than thirty (30) days prior to the date hereof.

         (g) A completed and executed Form 8038 or evidence of filing thereof with the Secretary of Treasury.

         (h) A resolution or evidence of other official action taken by or on behalf of Issuer to authorize the transactions contemplated hereby.

         (i) Evidence that the financing of the Project has been approved by the "applicable elected representative" of State after a public hearing held upon reasonable notice.

         (j) An opinion of counsel to Borrower, addressed to Lender and Issuer, substantially in the form attached hereto as Exhibit C (which may be delivered as one or more opinions from separate counsel, provided that collectively the form and substance thereof is consistent with Exhibit C).

         (k) An opinion of bond counsel, addressed to Lender, Issuer and Borrower, substantially in the form attached hereto as Exhibit D.

          (l) Payment of Lender's  fees,  commissions  and expenses  required by
Section 12.01 hereof.

          (m) Payment of Issuer's  fees,  commissions  and expenses  required by
Section 4.03 hereof.

         (n) A copy of the notice of the name, address and telephone number of Lender, as the institution providing construction funds, posted at the Project site by the Borrower or its agent and certified as to its posting date, all in compliance with New Hampshire RSA 447:12-b.

         (o) A copy of a Phase I environmental audit on the Project site with no adverse findings and a copy of a Phase II audit, if completed.

          (p) A resolution of the Governor and Council of New Hampshire making the findings required by Section 9 of the Act.

          (q) A no arbitrage certification of Issuer pursuant to Treas. Reg. ss.1.148-2(b)(2).

          (r) Any other documents or items reasonably required by Lender or Issuer.

         Lender's agreement to authorize any disbursement from the Escrow Fund shall be subject to the further conditions precedent that on the date thereof:

          (s) Lender shall have received each of the items required for a disbursement pursuant to the Escrow Agreement;

         (t) Lender shall have received in form and substance satisfactory to Lender invoices and bills of sale relating to the Project, evidence of payment thereof and, if applicable, evidence of official intent to reimburse such payment as required by the Code;

         (u) the representations and warranties contained in Article V hereof are correct on and as of the date of such loan, as though made on and as of such date, except to the extent that such representations and warranties relate solely to an earlier date and except to the extent otherwise disclosed in writing to Lender specifically referencing this paragraph and, in the case of any such exception, is acceptable to Lender;

         (v) no event has occurred and is continuing, or would result from such loan to Issuer or the Loan which constitutes a Default, an Event of Default or a Determination of Taxability; and

         (w) Lender shall have received the Letter of Credit substantially in the form of Exhibit E and an opinion of counsel to the Bank substantially in the form of Exhibit F.

                                                    ARTICLE IV

                                LIMITED OBLIGATION OF ISSUER; RIGHTS OF ISSUER;
                                                COVENANTS OF ISSUER

         Section 4.01. Limited ObligationLimited Obligation. Under no circumstances shall Issuer be obligated directly or indirectly to pay costs of the Project, principal of or premium, if any, and interest on the Loan, or expenses of operation, maintenance and upkeep of the Project except from Loan Proceeds, exclusive of funds received hereunder by Issuer for its own use. This Agreement does not create any debt of the State with respect to the Project other than a special obligation of Issuer acting on behalf of the State pursuant to the Act. Nothing contained herein shall in any way obligate the State to raise any money by taxation or use other public funds for any purpose in relation to the Project. Neither the State nor Issuer shall pay or promise to pay any debt or meet any financial obligation to any person at any time in relation to the Project except (i) from moneys received or to be received under the provisions hereof or derived from the exercise of Issuer's right hereunder, other than moneys received for its own purposes, or (ii) as may be required by law other than the provisions of the Act. Nothing contained in this Agreement shall be construed to require or authorize Issuer to operate the Project itself or to conduct any business enterprise in connection therewith.

         Section 4.02.  Rights and Duties of IssuerRights and Duties of Issuer.

         (a) Remedies of Issuer. Notwithstanding any contrary provision in this Agreement, Issuer shall have the right to take any action or make any decision with respect to proceedings for indemnity against the liability of Issuer and for collection or reimbursement from sources other than moneys or property held under this Agreement or subject to the lien hereof. Issuer may enforce its rights under this Agreement which have not been assigned to Lender by legal proceedings for the specific performance of any obligation contained herein or for the enforcement of any other appropriate legal or equitable remedy, and may recover damages caused by any breach by Borrower of its obligations to Issuer under this Agreement, including court costs, reasonable attorney's fees and other costs and expenses incurred in enforcing such obligations.

         (b) Limitations on Actions. Issuer shall not be required to monitor the financial condition of Borrower or the physical condition of the Project and, unless otherwise expressly provided, shall not have any responsibility with respect to notices, certificates or other documents filed with it hereunder. Issuer shall not be required to take notice of any breach or default except when given notice thereof by Lender. Issuer shall not be responsible for the payment of any rebate to the United States under IRC ss. 148(f). Issuer shall not be required to take any action unless indemnity reasonably satisfactory to it is furnished for expenses or liability to be incurred therein (other than the giving of notice). Issuer, upon written request of Lender, and upon receipt of reasonable indemnity for expenses or liability, shall cooperate to the extent reasonably necessary to enable Lender to exercise any power granted to Lender by this Agreement. Issuer shall be entitled to reimbursement pursuant to Section
4.03 to the extent that it acts without previously obtaining full indemnity.

         (c) Responsibility. Issuer shall be entitled to the advice of counsel (who may be counsel for any party, and shall be wholly protected as to any action taken or omitted to be taken in good faith in reliance on such advice. Issuer may rely conclusively on any notice, certificate or other document furnished to it under this Agreement and reasonably believed by it to be genuine. Issuer shall not be liable for any action taken by it in good faith and reasonably believed by it to be within the discretion or power conferred upon it, or in good faith omitted to be taken by it and reasonably believed to be beyond such discretion or power, or taken by it pursuant to any direction or instruction by which it is governed under this Agreement or omitted to be taken by it by reason of the lack of direction or instruction required for such action under this Agreement, or be responsible for the consequences of any error of judgment reasonably made by it. When any payment, consent or other action by Issuer is called for by this Agreement, Issuer may defer such action pending such investigation or inquiry or receipt of such evidence, if any, as it may require in support thereof. A permissive right or power to act shall not be construed as a requirement to act, and no delay in the exercise of a right or power shall affect the subsequent exercise thereof. Issuer shall in no event be liable for the application or misapplication of funds, or for other acts or defaults by any person or entity except by its own directors, officers and employees. No recourse shall be had by Borrower or Lender for any claim based on this Agreement against any director, officer, employee or agent of Issuer unless such claim is based upon the bad faith, fraud or deceit of such person. No covenant, obligation or agreement of Issuer contained in this Agreement shall be deemed to be a covenant, obligation or agreement of any present or future director, officer, employee or agent of Issuer in his individual capacity, and no person executing this Agreement shall be liable personally thereon or be subject to any personal liability or accountability by reason of the issuance thereof.

         Section 4.03. Costs and Expenses of IssuerCosts and Expenses of Issuer. Borrower shall pay when due the Issuer's Service Charge and shall prepay or reimburse Issuer within thirty (30) days after notice for all expenses (including reasonable attorney's fees) incurred by Issuer in connection with the execution, delivery, performance and enforcement under this Agreement and all expenses reasonably incurred or advances reasonably made in the exercise of Issuer's rights or their performance of its obligations hereunder. Any fees, expenses, reimbursements or other charges which Issuer may be entitled to receive from the Borrower hereunder, if not paid within ten (10) days of when they are due, shall bear a late charge equal to 5% of the amount overdue, and if not paid within sixty (60) days, shall bear interest at 12% per annum.

         Section 4.04. Matters to be Considered by IssuerMatters to be Considered by Issuer. In approving, concurring in or consenting to action or in exercising any discretion or in making any determination under this Agreement, Issuer may consider the interests of the public, which shall include the anticipated effect of any transaction on tax revenues and employment, as well as the interests of the other parties hereto; provided, however, nothing herein shall be construed as conferring on any person other than the other parties any right to notice, hearing or participation in Issuer's consideration, and nothing in this section shall be construed as conferring on any of them any right additional to those conferred elsewhere herein. Subject to the foregoing, Issuer will not unreasonably withhold any approval or consent to be given by it hereunder.

         Section 4.05. Actions by IssuerActions by Issuer. Any action which may be taken by Issuer hereunder shall be deemed sufficiently taken if taken on its behalf by its Chairman, its Vice Chairman or its Executive Director or by any other director, officer or agent whom it may designate from time to time.

         Section 4.06. Indemnification by BorrowerIndemnification by Borrower. Borrower, regardless of any agreement to maintain insurance, shall indemnify and save harmless, to the fullest extent permitted by law, Issuer and its directors, officers, employees and agents from and against (a) any and all claims by or on behalf of any person arising out of (1) any condition of the Project, or (2) the acquisition, construction, reconstruction, improvement, use, occupancy or operation of the Project or any work or anything whatsoever done or omitted to be done on or about the Project, or (3) any accident, injury or damage whatsoever to any person occurring on or about the Project, or (4) any breach or default by Borrower of or in any of its obligations hereunder, or (5) any act or omission of Borrower or any of its agents, contractors, servants, employees or licensees, or (6) the offering, issuance, sale or any resale of this Agreement or the Loan, but only to the extent permitted by law, and (b) any and all costs, counsel fees, expenses or liabilities reasonably incurred in connection with any such claim or any action or proceeding brought thereon. In case any action or proceeding is brought against Issuer or any such director, officer, employee or agent by reason of any such claim, Borrower upon notice from the affected party shall resist or defend such action or proceeding. Subject to the foregoing, the Issuer shall cooperate and join with Borrower, at the expense of Borrower, as may be required in connection with any action or defense by Borrower.

         Section 4.07.  Covenants of IssuerCovenants of Issuer.

         Issuer covenants for the benefit of Lender, as follows:

         (a) Issuer will not pledge, mortgage or assign this Agreement (except for the pledge, mortgage or assignment of rights or privileges not assigned to Lender) or its duties and obligations hereunder to any person, firm or corporation, except as provided under the terms hereof.

         (b) Issuer will submit or cause to be submitted to the Secretary of the Treasury a Form 8038 (or other information reporting statement) at the time and in the form required by the Code.

                                    ARTICLE V

              REPRESENTATIONS, WARRANTIES AND COVENANTS OF BORROWER

         Borrower represents, warrants and covenants for the benefit of Lender and Issuer, as follows:

         (a) Borrower is a corporation duly organized, validly existing and in good standing under the laws of Delaware, has power to enter into this Agreement and by proper action has duly authorized the execution and delivery of this Agreement, the Escrow Agreement and the Statement as to Tax Exempt Status. Borrower is in good standing and is duly licensed or qualified to transact business in the State and in all jurisdictions where the character of the property owned or leased or the nature of the business transacted by it makes such licensing or qualification necessary.

         (b) Borrower has been fully authorized to execute and deliver this Agreement, the Escrow Agreement and the Statement as to Tax Exempt Status under the terms and provisions of the resolution of its board of directors by appropriate official approval, and further represents, covenants and warrants that all requirements have been met, and procedures have occurred in order to ensure the enforceability of this Agreement, the Escrow Agreement and the Statement as to Tax Exempt Status and this Agreement, the Escrow Agreement and the Statement as to Tax Exempt Status have been duly authorized, executed and delivered.

         (c) The officer of Borrower executing this Agreement, the Escrow Agreement and the Statement as to Tax Exempt Status and any related documents has been duly authorized to execute and deliver this Agreement, the Escrow Agreement and the Statement as to Tax Exempt Status and such related documents under the terms and provisions of a resolution of Borrower's board of directors.

         (d) This Agreement, the Escrow Agreement and the Statement as to Tax Exempt Status constitute valid and legally binding obligations of Borrower, enforceable against Borrower in accordance with their respective terms, except to the extent limited by bankruptcy, reorganization or other laws of general application relating to effecting the enforcement of creditors' rights.

         (e) The execution and delivery of this Agreement, the Escrow Agreement and the Statement as to Tax Exempt Status, the consummation of the transactions contemplated hereby and the fulfillment of the terms and conditions hereof do not and will not violate any law, rule, regulation or order, conflict with or result in a breach of any of the terms or conditions of any corporate restriction or of any agreement or instrument to which Borrower is now a party and do not and will not constitute a default under any of the foregoing or result in the creation or imposition of any liens, charges or encumbrances of any nature upon any of the property or assets of Borrower contrary to the terms of any instrument or agreement.

         (f) The authorization, execution, delivery and performance of this Agreement or the Escrow Agreement by Borrower do not require submission to, approval of, or other action by any governmental authority or agency, which action with respect to this Agreement or the Escrow Agreement has not been taken and which is final and non-appealable.

         (g) There is no action, suit, proceeding, claim, inquiry or investigation, at law or in equity, before or by any court, regulatory agency, public board or body pending or, to the best of Borrower's knowledge, threatened against or affecting Borrower, challenging Borrower's authority to enter into this Agreement or the Escrow Agreement or to execute and deliver the Statement as to Tax Exempt Status or any other action wherein an unfavorable ruling or finding would adversely affect the enforceability of this Agreement, the Escrow Agreement or the Statement as to Tax Exempt Status or the exclusion of the Interest from gross income for federal tax purposes under the Code, or would materially and adversely affect any of the transactions contemplated by this Agreement.

         (h) The Project is located in an area properly zoned for the Project's current and anticipated use and the Project will not violate any applicable zoning, land use, environmental or similar law or restriction. The Borrower has all licenses and permits for the operation of the Project except building permits, which the Borrower expects to obtain in the ordinary course.

          (i) The Project is of the type authorized and permitted to be financed under the Act.

         (j) Borrower owns or will own the Project and intends to operate the Project or cause the Project to be operated, as a "project," within the meaning of the Act, until the date on which all of the Loan Payments have been fully paid or the applicable Prepayment Amount has been fully paid.

         (k) Borrower will not take any action that would cause the Interest to become includable in gross income of the recipient for federal income tax purposes under the Code, and Borrower will take and will cause its officers, employees and agents to take all affirmative actions legally within its power necessary to ensure that the Interest does not become includable in gross income of the recipient for federal income tax purposes under the Code (including, without limitation, the calculation and payment of any rebate required to preserve such exclusion).

         (l) The Borrower has heretofore furnished to Lender the audited financial statement of the Borrower for its fiscal year ended September 30, 1995 and the unaudited financial statement of the Borrower for the fiscal year ended September 30, 1996, and those statements fairly present the financial condition of the Borrower on the dates thereof and the results of its operations and cash flows for the periods then ended and were prepared in accordance with generally accepted accounting principles. Since the date of the most recent financial statements, there has been no material adverse change in the business, properties or condition (financial or otherwise) of the Borrower.

         (m) Borrower has paid or caused to be paid to the proper authorities when due all federal, state and local taxes required to be withheld by it. Borrower has filed all federal, state and local tax returns which are required to be filed, and Borrower has paid or caused to be paid to the respective taxing authorities all taxes as shown on said returns or on any assessment received by it to the extent such taxes have become due.

         (n) Borrower has or will have good and absolute title to the Project, free and clear of all mortgages, security interests, liens and encumbrances except for the security interest created for the benefit of the Bank securing the Letter of Credit.

         (o) All financial and other information provided to Lender by or on behalf of Borrower in connection with Borrower's request for the Loan contemplated hereby is true and correct in all material respects and, as to projections, valuations or pro forma financial statements, present a good faith opinion as to such projections, valuations and pro forma condition and results.

         (p) Borrower will aid and assist Issuer in connection with preparing and submitting to the Secretary of the Treasury a Form 8038 (or other applicable information reporting statement) at the time and in the form required by the Code.

         (q) The representations contained in the Statement as to Tax Exempt Status are true and correct as of the date hereof. Borrower will comply fully at all times with the Statement as to Tax Exempt Status, and Borrower will not take any action, or omit to take any action, which, if taken or omitted, respectively, would violate the Statement as to Tax Exempt Status.

         (r) Expenses for work done by officers or employees of Borrower in connection with the Project will be included as a Project Cost, if at all, only to the extent (i) such persons were specifically employed for such particular purpose, (ii) the expenses do not exceed the actual cost thereof and (iii) such expenses are treated or capable of being treated (whether or not so treated) on the books of Borrower as a capital expenditure in conformity with generally accepted accounting principles applied on a consistent basis.

         (s) Any costs incurred with respect to that part of the Project paid from the Loan Proceeds shall be treated or capable of being treated on the books of Borrower as capital expenditures in conformity with generally accepted accounting principles applied on a consistent basis.

         (t) No part of the Loan Proceeds will be used to finance inventory or rolling stock or will be used for working capital or to finance any other cost not constituting a Project Cost.

         (u) No person other than Borrower is in occupancy or possession of any portion of the Project, except as described in the Statement as to Tax Exempt Status.

         (v) The Project is land or property of the character subject to the allowance for depreciation under Section 167 of the Code.

                                                     ARTICLE VI

                                                  LETTER OF CREDIT

         Borrower hereby agrees to deliver or cause to be delivered to Lender the Letter of Credit as additional security for the prompt payment and performance of all of Borrower's obligations under this Agreement. Borrower hereby further agrees to deliver to Lender not later than sixty (60) days prior to any scheduled expiration date of the Letter of Credit or any Substitute Letter of Credit (a) evidence satisfactory to Lender that such Letter of Credit or Substitute Letter of Credit has been renewed on terms acceptable to Lender or
(b) a Substitute Letter of Credit. If at any time (x) the rating of Bank by LACE Financial Corporation is below "B-" or (y) the rating of a Substitute Bank is below the rating B. Borrower shall within 30 days provide to Lender a Substitute Letter of Credit. A failure by Borrower to fully and timely perform any obligation under this Article VI or the failure of Bank or any Substitute Bank to fully and timely honor any draft under the Letter of Credit or any Substitute Letter of Credit, as the case may be, shall constitute an immediate Event of Default hereunder.


                                                     ARTICLE VII

                                          AFFIRMATIVE COVENANTS OF BORROWER

         So long as the Loan shall remain unpaid, Borrower will comply with the following requirements, unless Lender shall otherwise consent in writing:

         Section 7.01. Reporting RequirementsReporting Requirements. Borrower will deliver, or cause to be delivered, to Lender each of the following, which shall be in form and detail reasonably acceptable to Lender:

         (a) as soon as available, and in any event within 120 days after the end of each fiscal year of the Borrower, audited financial statements of the Borrower with the unqualified opinion of independent certified public accountants selected by the Borrower and acceptable to Lender which annual financial statements shall include the balance sheet of the Borrower as at the end of such fiscal year and the related statements of income, retained earnings and cash flows of the Borrower for the fiscal year then ended, all in reasonable detail and prepared in accordance with generally accepted accounting principles applied on a basis consistent with the accounting practices applied in the financial statements referred to in Article V hereof, together with a certificate of the chief financial officer of the Borrower stating that such financial statements have been prepared in accordance with generally accepted accounting principles applied on a basis consistent with the accounting practices reflected in the annual financial statements referred to in Article V hereof and that to the best of such officer's knowledge, there has not occurred any Default or Event of Default hereunder; or if such a Default or Event of Default has occurred stating in reasonable detail the facts with respect thereto;

         (b) as soon as available and in any event within 60 days after the end of each fiscal quarter of the Borrower, an unaudited/internal balance sheet and statements of income and retained earnings of the Borrower as at the end of and for such quarter and for the year to date period then ended, in reasonable detail and stating in comparative form the figures for the corresponding date and periods in the previous year, all prepared in accordance with generally accepted accounting principles applied on a basis consistent with the accounting practices reflected in the financial statements referred to in Article V hereof and certified by the chief financial officer of the Borrower, subject to year-end adjustments; and accompanied by a certificate of that officer stating
(i) that such financial statements have been prepared in accordance with generally accepted accounting principles applied on a basis consistent with the accounting practices reflected in the financial statements referred to in
Article V hereof, and (ii) to the best of such officer's knowledge no Default or Event of Default hereunder not theretofore reported and remedied and, if such a Default or Event of Default has occurred so, stating in reasonable detail the facts with respect thereto;

         (c) immediately after the commencement thereof, notice in writing of all material litigation and of all proceedings before any governmental or regulatory agency affecting Borrower of the type described in Article V hereof or which seek a monetary recovery against Borrower in excess of $100,000;

         (d) as  promptly as  practicable  (but in any event not later than five
(5) Business Days) after an officer of Borrower obtains knowledge of the occurrence of any event that constitutes a Default or an Event of Default hereunder, notice of such occurrence, together with a detailed statement by a responsible officer of Borrower of the steps being taken by Borrower to cure the effect of such Default or Event of Default;

          (e) promptly upon knowledge thereof, notice of any loss or destruction of or damage to the Project or of any material adverse change in the Project;

          (f)  promptly  after  the  amending  thereof,  copies  of any  and all
material   amendments  to  its   certificate  of   incorporation,   articles  of
incorporation or bylaws;

          (g) promptly upon knowledge thereof, notice of any material violation by Borrower of any law, rule or regulation; and

         (h) promptly upon knowledge thereof, notice of any material adverse change in the financial or operating condition of Borrower.

         Section 7.02. Books and Records; Inspection and Examination.Books and Records; Inspection and Examination. Borrower will keep accurate books of record and account for itself pertaining to the Project and pertaining to Borrower's business and financial condition and such other matters as Lender may from time to time request in which true and complete entries will be made in accordance with generally accepted accounting principles consistently applied and, upon request of Lender, will permit any officer, employee, attorney or accountant for Lender to audit, review, make extracts from, or copy any and all corporate and financial books, records and properties of Borrower at all times (but not more often than twice per calendar year) during ordinary business hours and following reasonable notice to Borrower, and to discuss the affairs of Borrower with any of its directors, officers, employees or agents. Borrower will permit Lender, or its employees, accountants, attorneys or agents, to examine and copy any or all of its records and to examine and inspect the Project at any time during Borrower's business hours, following reasonable notice to Borrower.

         Section 7.03. Compliance With Laws; Environmental IndemnityCompliance With Laws; Environmental Indemnity. Borrower will (a) comply with the requirements of applicable laws and regulations, the non-compliance with which would materially and adversely affect its business or its financial condition,
(b) comply with all applicable environmental, hazardous waste or substance, toxic substance and underground storage laws and regulations and obtain any permits, licenses or similar approvals required by any such laws or regulations, the failure to comply with which or to obtain would have a material adverse effect on the Borrower and (c) use and keep the Project, and will require that others use and keep the Project, only for lawful purposes, without violation of any federal, state or local law, statute or ordinance the violation of which would have a material adverse effect on Borrower. Borrower shall secure all permits and licenses, if any, necessary for the acquisition and operation of the Project. Borrower shall comply in all respects (including, without limitation, with respect to the use, maintenance and operation of the Project) with all laws of the jurisdictions in which its operations involving the Project may extend and of any legislative, executive, administrative or judicial body exercising any power or jurisdiction over the Project or its interest or rights under this Agreement the failure to comply with which would have a material adverse effect on the Borrower. Borrower will indemnify, defend and hold Lender and Issuer harmless from and against any claims, loss or damage to which Lender or Issuer may be subjected as a result of any past, present or future existence, use, handling, storage, transportation or disposal of any hazardous waste or substance or toxic substance by Borrower or on the Project. This indemnification shall survive the termination of this Agreement and payment of the indebtedness hereunder.

         Section 7.04. Payment of Taxes and Other ClaimsPayment of Taxes and Other Claims. Borrower will pay or discharge, when due, (a) all taxes, assessments and governmental charges levied or imposed upon it or upon its income or profits, upon any properties belonging to it (including, without limitation, the Project) or upon or against the creation, perfection or continuance of the security interest created pursuant to this Agreement, prior to the date on which penalties attach thereto, (b) all federal, state and local taxes required to be withheld by it, and (c) all lawful claims for labor, materials and supplies which, if unpaid, might by law become a lien or charge upon any properties of Borrower; provided, that Borrower shall not be required to pay any such tax, assessment, charge or claim whose amount, applicability or validity is being contested in good faith by appropriate proceedings. Borrower will pay, as the same respectively come due, all taxes and governmental charges of any kind whatsoever that may at any time be lawfully assessed or levied against or with respect to the equipment, as well as all gas, water, steam, electricity, heat, power, telephone, utility and other charges incurred in the operation, maintenance, use, occupancy and upkeep of the Project; provided, that Borrower shall not be required to pay any such tax, assessment or charge whose amount, applicability or validity is being contested in good faith by appropriate proceedings.

         Section 7.05. Maintenance of ProjectMaintenance of Project. (a) Borrower shall, at its own expense, maintain, preserve and keep the Project in good repair, working order and condition, and shall from time to time make all repairs and replacements necessary to keep the Project in such condition, and in compliance with state and federal laws, ordinary wear and tear excepted. Neither Lender nor Issuer shall have any responsibility in any of these matters, or for the making of improvements or additions to the Project.

         (b) Borrower will defend the Project against all claims or demands of all persons (other than the Bank) claiming the Project or any interest therein.

         (c) Borrower will keep the Project free and clear of all security interests, liens and encumbrances except the security interest created for the benefit of the Bank.

         Section 7.06. InsuranceInsurance. (a) Borrower shall, at its own expense, procure and maintain continuously in effect: (i) public liability insurance for personal injuries, death or damage to or loss of property arising out of or in any way relating to the Project, with a coverage limit of not less than $1,000,000 per occurrence and (ii) insurance against such hazards as Lender may reasonably require, including, but not limited to, all-risk casualty and property insurance, in an amount equal to the greater of the full replacement cost of the Project or the applicable Prepayment Amount.

         (b) If required by State law, Borrower shall carry workers' compensation insurance covering all employees on, in, near or about the Project, and upon request, shall furnish to Lender certificates evidencing such coverage.

         (c) All insurance policies required by this Article shall be taken out and maintained with responsible and reputable insurance companies authorized to transact business in the State, and shall contain a provision that the insurer shall not cancel or revise coverage thereunder without giving written notice to the insured parties at least thirty (30) days before the cancellation or revision becomes effective. No insurance shall be subject to any co-insurance clause. At the time of execution and delivery of this Agreement, Borrower shall provide Lender with evidence satisfactory to Lender of such insurance and, prior to the expiration thereof, shall provide Lender evidence of all renewals or replacements thereof.

         (d) As among Lender, Borrower and Issuer, Borrower assumes all risks and liabilities from any cause whatsoever, whether or not covered by insurance, for loss or damage to the Project and for injury to or death of any person or damage to any property, whether such injury or death be with respect to agents or employees of Borrower or of third parties, and whether such property damage be to Borrower's property or the property of others. Whether or not covered by insurance, Borrower hereby assumes responsibility for and agrees to reimburse Lender and Issuer for and will indemnify, defend and hold Lender and Issuer harmless from and against all liabilities, obligations, losses, damages, penalties, claims, actions, costs and expenses (including reasonable attorneys' fees) of whatsoever kind and nature unless directly related to lender's gross negligence or willful misconduct, imposed on, incurred by or asserted against Lender or Issuer that in any way relate to or arise out of this Agreement, the transactions contemplated hereby and the Project, including but not limited to,
(i) the acquisition, operation and maintenance of the Project, (ii) the condition of the Project sold or otherwise disposed of after possession by Borrower, (iii) any patent or copyright infringement, (iv) the conduct of Borrower, its officers, employees and agents, (v) a breach of Borrower of any of its covenants or obligations hereunder, and (vi) any claim, loss, cost or expense involving alleged damage to the environment relating to the Project, including, but not limited to, investigation, removal, cleanup and remedial costs. All amounts payable by Borrower pursuant to the immediately preceding sentence shall be paid immediately upon demand of Issuer or Lender, as the case may be. This provision shall survive the termination of this Agreement.

         Section 7.07. Preservation of Corporate ExistencePreservation of Corporate Existence. Borrower will preserve and maintain its corporate existence and all of its rights, privileges and franchises necessary or desirable in the normal conduct of its business; and shall conduct its business in an orderly, efficient and regular manner.

         Section 7.08. Performance by LenderPerformance by Lender. If Borrower at any time fails to perform or observe any of the covenants or agreements contained in this Agreement, and if such failure shall continue for a period of ten (10) calendar days after Lender gives Borrower written notice thereof (or in the case of the agreements contained in Sections 7.05 and 7.06 hereof, immediately upon the occurrence of such failure, without notice or lapse of time), Lender may, but need not perform or observe such covenant on behalf and in the name, place and stead of Borrower (or, at Lender's option, in Lender's name) and may, but need not, upon notice to Borrower, take any and all other actions which Lender may reasonably deem necessary to cure or correct such failure (including, without limitation, the payment of taxes, the satisfaction of security interests, liens or encumbrances, the performance of obligations owed to account debtors or other obligors, the procurement and maintenance of insurance, the execution of assignments, security agreements and financing statements, and the endorsement of instruments); and Borrower shall thereupon pay to Lender on demand the amount of all monies expended and all costs and expenses (including reasonable attorneys' fees and legal expenses) incurred by Lender in connection with or as a result of the performance or observance of such agreements or the taking of such action by Lender, together with interest thereon from the date expended or incurred at the lesser of 12% per annum or the highest rate permitted by law. To facilitate the performance or observance by Lender of such covenants of Borrower, Borrower hereby irrevocably appoints Lender, or the delegate of Lender, acting alone, as the attorney in fact of Borrower with the right (but not the duty) from time to time to create, prepare, complete, execute, deliver, endorse or file in the name and on behalf of Borrower any and all instruments, documents, assignments, security agreements, financing statements, applications for insurance and other agreements and writings required to be obtained, executed, delivered or endorsed by Borrower under this Agreement.

                                                    ARTICLE VIII

                                           NEGATIVE COVENANTS OF BORROWER

         So long as the Loan shall remain unpaid, Borrower agrees that:

         Section 8.01. LienLien. The Borrower will not create, incur or suffer to exist any mortgage, deed of trust, pledge, lien, security interest, assignment or transfer upon or of the Project, except for the security interest created for the benefit of the Bank securing the Letter of Credit.

         Section 8.02. Sale of AssetsSale of Assets. The Borrower will not sell, lease, assign, transfer or otherwise dispose of all or substantially all of its assets or the Project or any interest in the Project (whether in one transaction or in a series of transactions).

         Section 8.03. Consolidation and MergerConsolidation and Merger. The Borrower will not (a) consolidate with or merge into any person, or permit any other person to merge into it, unless (i) the surviving entity assumes all obligations of the Borrower hereunder, (ii) no Event of Default has occurred and is continuing, and (iii) the Lender receives an opinion of counsel to the Borrower and an opinion of bond counsel reasonably acceptable to it relating to such transaction, or (b) acquire (in a transaction analogous in purpose or effect to a consolidation or merger) all or substantially all the assets of any other person unless (i) no Event of Default has occurred and is continuing, and
(ii) the Borrower certifies that such acquisition will not result in an Event of Taxability.

         Section 8.04. AccountingAccounting. The Borrower will not adopt, permit or consent to any material change in accounting principles other than as required by generally accepted accounting principles. The Borrower will not adopt, permit or consent to any change in its fiscal year, without the prior written consent of Lender, which consent shall be given or withheld in Lender's reasonable discretion.

         Section 8.05. TransfersTransfers. Subject to Section 8.02, the Borrower will not in any manner transfer, sell or otherwise dispose (a "Transfer") of any property without prior or present receipt of full and adequate consideration, and except for (i) Transfers of property which is, or within the next two fiscal years from the date of such Transfer is reasonably expected to become, inadequate, obsolete or worn out, (ii) Transfers of inventory in the ordinary course of business, (iii) Transfers of non-exclusive licenses and similar arrangements for the use of property of Borrower made in the ordinary course of business, (iv) Transfers which constitute liquidation of investments, and (v) other Transfers not otherwise permitted by this Section 8.05 not exceeding in the aggregate $500,000 in any fiscal year.

         Section 8.06. Use of the ProjectUse of the Project. The Borrower will not construct, reconstruct, improve, use, operate or maintain the Project in violation of any applicable law or in a manner contrary to that contemplated by this Agreement.

                                                     ARTICLE IX

                                                     [Reserved]

                                                      ARTICLE X

                                               ASSIGNMENT AND SELLING

         Section 10.01. Assignment by LenderAssignment by Lender. This Agreement, and the obligations of Borrower to make payments hereunder, may be assigned and reassigned in whole to one or more assignees or subassignees by Lender at any time subsequent to its execution, without the necessity of obtaining the consent of Issuer or Borrower, provided, however, that no such assignment or reassignment shall be effective unless and until (a) Issuer and Borrower shall have received notice of the assignment or reassignment disclosing the name and address of the assignee or subassignee, and (b) in the event that such assignment or reassignment is made to a bank or trust company as trustee for holders of certificates representing interests in this Agreement, such bank or trust company agrees to maintain, or cause to be maintained, a book-entry system by which a record of the names and addresses of such holders as of any particular time is kept and agrees, upon request of Issuer or Borrower, to furnish such information to Issuer or Borrower. Upon receipt of notice of assignment, Borrower will reflect in a book-entry the assignee designated in such notice of assignment, and shall agree to make all payments to the assignee designated in the notice of assignment, notwithstanding any claim, defense, setoff or counterclaim whatsoever (whether arising from a breach of this Agreement or otherwise) that Issuer and Borrower may from time to time have against Lender or the assignee. Issuer and Borrower agree to execute all documents, including notices of assignment and chattel mortgages or financing statements, which may be reasonably requested by Lender or its assignee to protect their interest in the Project and in this Agreement. Notwithstanding the foregoing, Lender shall not assign this Agreement, or any obligation to make payments hereunder, to a competitor of the Borrower listed in Schedule 2 hereto, as revised by Borrower from time to time not more often than once every three
(3) months.

         Section 10.02. No Sale or Assignment by BorrowerNo Sale or Assignment by Borrower. This Agreement and the interest of Borrower in the Project may not be sold, assumed, assigned or encumbered by Borrower without the prior written consent of Lender.

                                                     ARTICLE XI

                                           EVENTS OF DEFAULT AND REMEDIES

         Section 11.01. Events of DefaultEvents of Default. The following constitute "Events of Default" under this Agreement:

         (a) failure by Borrower to pay to Lender, as assignee of Issuer, when due any Loan Payment or to pay any other payment required to be paid hereunder and the continuation of such failure for a period of ten (10) days;

          (b) failure by Borrower to maintain insurance on the Project in accordance with Section 7.06 hereof;

         (c) failure by Borrower or Issuer to observe and perform any other covenant, condition or agreement of Borrower or Issuer, respectively, contained herein (except as set forth in Article VI), in the Escrow Agreement, in the Statement as to Tax Exempt Status or in any other document or agreement executed in connection herewith on its part to be observed or performed for a period of thirty (30) days after written notice is given to Borrower or Issuer, as the case may be, specifying such failure and requesting that it be remedied; provided, however, that, if the failure stated in such notice cannot be corrected within such 30 day period, Lender will not unreasonably withhold its consent to an extension of such time if corrective action is instituted by Borrower within the applicable period and diligently pursued until the default is corrected;

         (d) Initiation by Issuer of a proceeding under any federal or state bankruptcy or insolvency law seeking relief under such laws concerning the indebtedness of Issuer;

         (e) Borrower, Bank, or any Substitute Bank shall be or become insolvent, or admit in writing its or his inability to pay its or his debts as they mature, or make an assignment for the benefit of creditors; or Borrower, Bank, or any Substitute Bank shall apply for or consent to the appointment of any receiver, trustee or similar officer for it or him or for all or any substantial part of its or his property; or such receiver, trustee or similar officer shall be appointed without the application or consent of Borrower, Bank, or any Substitute Bank, as the case may be; or Borrower, Bank, or any Substitute Bank shall institute (by petition, application, answer, consent or otherwise) any bankruptcy, insolvency, reorganization, arrangement, readjustment of debt, dissolution, liquidation or similar proceeding relating to it under the laws of any jurisdiction; or any such proceeding shall be instituted (by petition, application or otherwise) against Borrower, Bank, or any Substitute Bank; or any judgment, writ, warrant of attachment or execution or similar process shall be issued or levied against a substantial part of the property of Borrower, Bank, or any Substitute Bank;

         (f) determination by Lender that any representation or warranty made by Borrower or Issuer herein, in the Statement as to Tax Exempt Status or in any other document executed in connection herewith was untrue in any material respect when made;

         (g) the  occurrence  of a  default  or an event of  default  under  any instrument, agreement or other document evidencing or relating to any indebtedness or other monetary obligation of Borrower (whether individually or in the aggregate) in an amount greater than $300,000, so that a holder or trustee of such indebtedness accelerates such indebtedness;

         (h) a default or an event of default and the expiration of any applicable grace or cure period and the receipt of any required notice under any other agreement between Lender and Borrower unless waived by Lender;

         (i) failure by Borrower to fully and timely perform any of its obligations under Article VI of this Agreement or the failure of Bank or any Substitute Bank to fully and timely honor any draft under the Letter of Credit or any Substitute Letter of Credit, as the case may be;

          (j) this Agreement, or any portion hereof, is determined by a court of competent jurisdiction to be invalid or unenforceable against the Issuer; or

         (k)  an Event of Taxability shall occur.

         Section 11.02. Remedies on DefaultRemedies on Default. Whenever any Event of Default shall have occurred and be continuing, Lender shall have the right, at its sole option without any further demand or notice, to take any one or any combination of the following remedial steps insofar as the same are available to secured parties under Article 9 of the UCC in effect in the State from time to time and which are otherwise accorded to Lender by applicable law:

         (a) by notice to Borrower, declare the entire unpaid principal amount of the Loan then outstanding, all interest accrued and unpaid thereon and all amounts payable under this Agreement to be forthwith due and payable, whereupon the Loan, all such accrued interest and all such amounts shall become and be forthwith due and payable, without presentment, notice of dishonor, protest or further notice of any kind, all of which are hereby expressly waived by Borrower;

         (b) without notice to Borrower, draw upon the Letter of Credit or Substitute Letter of Credit in an amount equal to all amounts due hereunder and under the Schedule, including the Prepayment Amount.

         (c) proceed by appropriate court action to enforce specific performance by Borrower of the applicable covenants of this Agreement or to recover for the breach thereof, including the payment of all amounts due from Borrower. Borrower shall pay or repay to Lender or Issuer all costs of such action or court action, including, without limitation, reasonable attorneys' fees; and

         (d) take whatever action at law or in equity may appear necessary or desirable to enforce its rights with respect to the Project. Borrower shall pay or repay to Lender or Issuer all costs of such action or court action, including, without limitation, reasonable attorneys' fees.

         Notwithstanding any other remedy exercised hereunder, Borrower shall remain obligated to pay to Lender any unpaid portion of the Prepayment Amount.

         Section 11.03.  [Reserved].

         Section 11.04. No Remedy ExclusiveNo Remedy Exclusive. No remedy herein conferred upon or reserved to Lender or Issuer is intended to be exclusive and every such remedy shall be cumulative and shall be in addition to every other remedy given under this Agreement or now or hereafter existing at law or in equity. No delay or omission to exercise any right or power accruing upon any Event of Default shall impair any such right or power or shall be construed to be a waiver thereof, but any such right or power may be exercised from time to time and as often as may be deemed expedient. In order to entitle Lender or Issuer to exercise any remedy reserved to it in this Article, it shall not be necessary to give any notice other than such notice as may be required by this Article. All remedies herein conferred upon or reserved to Lender or Issuer shall survive the termination of this Agreement.

         Section 11.05. Late ChargeLate Charge. Any Loan Payment not paid by Borrower within ten (10) days of on the due date thereof shall, to the extent permissible by law, bear a late charge equal to the lesser of five cents ($.05) per dollar of the delinquent amount or the lawful maximum, and Borrower shall be obligated to pay the same immediately upon receipt of Lender's written invoice therefor.

                                                     ARTICLE XII

                                                    MISCELLANEOUS

         Section 12.01. Costs and Expenses of LenderCosts and Expenses of Lender. Borrower shall pay to Lender, in addition to the Loan Payments payable by Borrower hereunder, such amounts in each year as shall be required by Lender in payment of any reasonable costs and expenses incurred by Lender in connection with the execution, performance or enforcement of this Agreement, including but not limited to payment of all reasonable fees, costs and expenses and all administrative costs of Lender or Issuer in connection with the Project and the Loan (including, without limitation, reasonable attorneys' fees and disbursements), fees of auditors or attorneys, insurance premiums not otherwise paid hereunder and all other direct and necessary administrative costs of Lender or charges required to be paid by it in order to comply with the terms of, or to enforce its rights under, this Agreement (but not including general administrative or overhead expenses of Lender). Such costs and expenses shall be billed to Borrower by Lender from time to time, together with a statement certifying that the amount so billed has been paid by Lender for one or more of the items above described, or that such amount is then payable by Lender for such items. Amounts so billed shall be due and payable by Borrower within thirty
(30) days after receipt of the bill by Borrower.

         Section 12.02. Disclaimer of WarrantiesDisclaimer of Warranties. LENDER AND ISSUER MAKE NO WARRANTY OR REPRESENTATION, EITHER EXPRESS OR IMPLIED, AS TO THE VALUE, DESIGN, CONDITION, MERCHANTABILITY OR FITNESS FOR A PARTICULAR
PURPOSE OR FITNESS FOR USE OF THE PROJECT, OR ANY OTHER WARRANTY OR REPRESENTATION, EXPRESS OR IMPLIED, WITH RESPECT HERETO. In no event shall Lender or Issuer be liable for any loss or damage in connection with or arising out of this Agreement, the Project or the existence, furnishing, functioning or Borrower's use of the Project provided for in this Agreement.

         Section 12.03. NoticesNotices. All notices, certificates, requests, demands and other communications provided for hereunder or under the Escrow Agreement or the Statement as to Tax Exempt Status shall be in writing and shall be (a) personally delivered, (b) sent by first class United States mail, (c) sent by overnight courier of national reputation, or (d) transmitted by telecopy, in each case addressed to the party to whom notice is being given at its address as set forth above and, if telecopied, transmitted to that party at its telecopier number set forth above or, as to each party, at such other address or telecopier number as may hereafter be designated by such party in a written notice to the other party complying as to delivery with the terms of this Section. All such notices, requests, demands and other communications shall be deemed to have been given on (a) the date received if personally delivered,
(b) when deposited in the mail if delivered by mail, (c) the date sent if sent by overnight courier, or (d) the date of transmission if delivered by telecopy. If notice to Borrower of any intended action is required by law in a particular instance, such notice shall be deemed commercially reasonable if given (in the manner specified in this Section) at least ten (10) calendar days prior to the date of intended disposition or other action.

         Section 12.04. Further Assurance and Corrective Instruments.Further Assurance and Corrective Instruments. Issuer and Borrower hereby agree that they will, from time to time, execute, acknowledge and deliver, or cause to be executed, acknowledged and delivered, such further acts, instruments, conveyances, transfers and assurances, as Lender reasonably deems necessary or advisable for the implementation, correction, confirmation or perfection of this Agreement or the Statement as to Tax Exempt Status and any rights of Lender hereunder or thereunder.

         Section 12.05. Binding Effect; Time of the EssenceBinding Effect; Time of the Essence. This Agreement shall inure to the benefit of and shall be binding upon Lender, Issuer, Borrower and their respective successors and assigns. Time is of the essence.

         Section 12.06. SeverabilitySeverability. In the event any provision of this Agreement shall be held invalid or unenforceable by any court of competent jurisdiction, such holding shall not invalidate or render unenforceable any other provision hereof.

         Section 12.07. AmendmentsAmendments. To the extent permitted by law, the terms of this Agreement shall not be waived, altered, modified, supplemented or amended in any manner whatsoever except by written instrument signed by the parties hereto, and then such waiver, consent, modification or change shall be effective only in the specific instance and for the specific purpose given.

         Section 12.08. Execution in CounterpartsExecution in Counterparts. This Agreement may be executed in several counterparts, each of which shall be an original and all of which shall constitute one and the same instrument, and any of the parties hereto may execute this Agreement by signing any such counterpart, provided that only the original marked "Original: 1 of 8" on the execution page hereof shall constitute the Bond under the Act.

          Section 12.09. Applicable LawApplicable Law. This Agreement shall be governed by and construed in accordance with the laws of the State.

         Section 12.10. CaptionsCaptions. The captions or headings in this Agreement are for convenience only and in no way define, limit or describe the scope or intent of any provisions or sections of this Agreement.

         Section 12.11. Entire AgreementEntire Agreement. This Agreement, the Statement as to Tax Exempt Status, the Escrow Agreement and the exhibits hereto and thereto constitute the entire agreement among Lender, Issuer and Borrower. There are no understandings, agreements, representations or warranties, express or implied, not specified herein or in such documents regarding this Agreement or the Project financed hereby.

         Section 12.12. UsuryUsury. It is the intention of the parties hereto to comply with any applicable usury laws; accordingly, it is agreed that, notwithstanding any provisions to the contrary in this Agreement, in no event shall this Agreement require the payment or permit the collection of interest or any amount in the nature of interest or fees in excess of the maximum permitted by applicable law.

         Section 12.13. Waiver of Jury TrialWaiver of Jury Trial. LENDER, ISSUER AND BORROWER HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF, DIRECTLY OR INDIRECTLY, THIS AGREEMENT, ANY OF THE RELATED DOCUMENTS, ANY DEALINGS AMONG LENDER, ISSUER OR BORROWER RELATING TO THE SUBJECT MATTER OF THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT OR ANY RELATED TRANSACTIONS, AND/OR THE RELATIONSHIP THAT IS BEING ESTABLISHED AMONG LENDER, ISSUER AND BORROWER. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT (INCLUDING, WITHOUT LIMITATION, CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS). THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT, ANY RELATED DOCUMENTS, OR TO ANY OTHER DOCUMENTS OR AGREEMENTS RELATING TO THE TRANSACTIONS CONTEMPLATED BY THIS
AGREEMENT OR ANY RELATED TRANSACTIONS. IN THE EVENT OF LITIGATION, THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement in their respective corporate names by their duly authorized officers, all as of the date first written above.


 ......... Lender: GE CAPITAL PUBLIC FINANCE, INC.


 ......... By:/s/  Philip Long
             ----------------
 ......... Title:  Vice President


 ......... Issuer: BUSINESS FINANCE AUTHORITY
 ......... OF THE STATE OF NEW HAMPSHIRE


 ......... By:/s/ Edward Caron
             ----------------
 ......... Chairman


 ......... By:/s/  Jack Donovan
             ------------------
 ......... Executive Director


 ......... Borrower: ELEXSYS INTERNATIONAL, INC.



 ......... By:/s/  Michael S. Shimada
             ----------------------

 ......... Title:  Principal Financial Officer
                  and Duly Authorized Officer


Original:  ___ of 8.

Trade Names of Borrower, if any:

              None

                                   Schedule 2

                              Prohibited Assignees


                          [to come from GE and Elexsys]

                                Exhibit A to Loan Agreement
                          SCHEDULE OF PROJECT AND LOAN PAYMENTS

         This Schedule is delivered pursuant to the Loan Agreement, dated as of December 1, 1996 (the "Agreement"), among GE Capital Public Finance, Inc., as Lender ("Lender"), Business Finance Authority of the State of New Hampshire, as Issuer ("Issuer"), and Elexsys International, Inc., as Borrower ("Borrower"). All of the provisions of the Agreement are incorporated herein by reference and capitalized terms used herein shall have the meanings assigned to them in the Agreement.

         NEITHER THIS SCHEDULE NOR THE AGREEMENT CONSTITUTES AN INDEBTEDNESS OF THE STATE OF NEW HAMPSHIRE OR OF THE ISSUER EXCEPT TO THE EXTENT PERMITTED BY NEW HAMPSHIRE RSA CHAPTER 162-I. ALL AMOUNTS OWED HEREUNDER AND UNDER THE AGREEMENT ARE PAYABLE ONLY FROM THE SOURCES EXPRESSLY PROVIDED IN THE AGREEMENT, AND NO PUBLIC FUNDS MAY BE USED FOR THAT PURPOSE.


1. The Project, as described in Exhibit I attached hereto, will be located at 41 Simon Street, Nashua, New Hampshire.


2. The Loan Payment dates, the Loan Payment amounts, the principal and interest components of each Loan Payment, and the Prepayment Amounts are as follows:


                                          See Exhibit II attached hereto.


3.        The  disbursement   period  applicable  to  this  Schedule  shall  end
          September 30, 1997.

                                                      EXHIBIT I



         The acquisition of approximately 4.591 acres of land and an approximately 70,000 square foot building and the renovation thereof located at 41 Simon Street, Nashua, New Hampshire, to be used by the Borrower for the manufacture of circuit boards and assemblies.

                                                     EXHIBIT II


                                                See Attached Schedule


         The Loan will be repayable over ten (10) years with monthly payments. The first payment will be due on February 1, 1997, with the 119 remaining payments due on the first day of each month thereafter. The interest rate on the Loan shall be 6.33%.

                           Exhibit B to Loan Agreement


                        FORM OF CERTIFICATE OF ACCEPTANCE


         I, the undersigned, hereby certify that I am the ____________ of Elexsys International, Inc. ("Borrower") and, with respect to the Loan Agreement dated as of December 1, 1996 (the "Agreement") by and among Borrower, GE Capital Public Finance, Inc. ("Lender") and Business Finance Authority of the State of New Hampshire ("Issuer"), that:

         1. The  portions of the Project  described  in the  attached  Exhibit A
(such   "Portions")   have  been   completed  in  accordance   with   Borrower's
specifications and have been accepted by Borrower.

         2. Borrower has obtained from a reputable insurance company qualified to do business in the State (as defined in the Agreement) insurance with respect to all risks required to be covered thereby pursuant to Section 7.06 of the Agreement.

         3. All of the representations and warranties of Borrower contained in the Agreement are true and correct as of the date hereof and no Default or Event of Default has occurred thereunder.

         Dated: __________, 19__.


 ......... Borrower: Elexsys International, Inc.



 ......... By:______________________________
 ......... Title:____________________________
 ......... Date:____________________________

                           Exhibit C to Loan Agreement


                     FORM OF OPINION OF COUNSEL TO BORROWER



                           ......... December _, 1996



Business Finance Authority
   of the State of New Hampshire
14 Dixon Avenue, Suite 101
Concord, New Hampshire  03301

GE Capital Public Finance, Inc.
Suite 470
8400 Normandale Lake Blvd.
Minneapolis, MN 55437

          Re: Loan Agreement, dated as of December 1, 1996, by and among GE Capital Public Finance, Inc. ("Lender"), Business Finance Authority of the State of New Hampshire ("Issuer") and Elexsys International, Inc. ("Borrower")

Ladies and Gentlemen:

         We have acted as counsel to the Borrower with respect to the Loan Agreement described above (the "Loan Agreement"), the Escrow Agreement of even date therewith (the "Escrow Agreement") among Lender, Issuer, Borrower and National City Bank of Minneapolis, as escrow agent, and the Statement as to Tax Exempt Status of even date therewith (the "Statement as to Tax Exempt Status", and various related matters and, in this capacity, have reviewed a duplicate original or certified copy of each of the Agreements (defined below). The Loan Agreement, the Escrow Agreement, and the Statement as to Tax Exempt Status may be referred to herein collectively as the "Agreements").

         We have examined the Agreements and such records, certificates and other documents and have made such other investigation as we consider necessary to render this opinion. As to various questions of fact material to our opinion, we have relied upon representations made in or pursuant to the Agreements and upon certificates of officers of Borrower. We have assumed the genuineness of all signatures (other than the signatures of the officers of Borrower to the Agreements), the authenticity of all documents submitted to us as originals and the conformity to original documents of all documents submitted to us as copies.

         The opinions expressed herein with respect to the enforceability of the Agreements are subject to (i) general principles of equity including without limitation an implied covenant of good faith and fair dealing, and (ii) bankruptcy, insolvency, reorganization, moratorium or similar laws of general application affecting the rights and remedies of creditors heretofore or hereafter enacted to the extent that the same may be constitutionally applied. In addition, we express no opinion with respect to any provision of the Agreements to the extent they provide for recourse to security in the absence of notice and hearing, the grant of powers of attorney or indemnification that is against public policy.

         References in this opinion to matters known to us mean the actual knowledge of the partners of this firm responsible for preparing this opinion after inquiry of appropriate officers of Borrower, and we have not examined the docket of any court or agency.

         This opinion is limited to the laws of the State of New Hampshire and the federal laws of the United States.

         Based upon the examination of these and such other documents as we have deemed relevant, we are of opinion that:

         1. Borrower has been duly created and is validly existing and in good standing under the laws of the State of Delaware, and has the full power and authority to own its properties and conduct the business now conducted by it.

          2. Borrower is qualified to do business and is in good standing in the State of New Hampshire.

         3. Borrower has full power and authority to execute and deliver the Agreements to which it is a party and to carry out the terms thereof. The Agreements have been duly and validly authorized, executed and delivered by Borrower, are in full force and effect and are the valid and binding obligations of Borrower, enforceable in accordance with their respective terms (including against claims of usury).

         4. The consummation of the transactions contemplated by the Agreements and the carrying out of the terms thereof will not result in violation of any provisions of the articles of incorporation or bylaws of the Borrower or, to the best of our knowledge, result in the violation of any provision of, or in a default under, any indenture, mortgage, deed of trust, or other agreement for the incurring of indebtedness, or any judgment, decree, order, statute, rule or regulation known to us to which Borrower is a party or by which it or its property is bound.

         5. To the best of our knowledge, there are no legal or governmental actions, suits, proceedings, inquiries or investigations pending or threatened, to which Borrower is or may become a party or of which any property of Borrower is or may become subject, other than ordinary routine litigation incident to the kind of business conducted by Borrower which, if determined adversely to Borrower would not, individually or in the aggregate, have a material adverse effect on the financial position or results of operations of Borrower.

         6. To the best of our knowledge, there are no legal or governmental proceedings pending or threatened, wherein an unfavorable decision, ruling or finding would adversely affect the validity of or security for the Agreements or the transactions contemplated thereby.

                                                     Very truly yours,

                           Exhibit D to Loan Agreement

                         FORM OF OPINION OF BOND COUNSEL


                                December _, 1996


Business Finance Authority
   of the State of New Hampshire
14 Dixon Avenue, Suite 101
Concord, New Hampshire  03301

         We have acted as bond counsel to the Business Finance Authority of the State of New Hampshire (the "Authority") in connection with the making by the Authority of a loan (the "Loan") to Elexsys International, Inc. ("Borrower") pursuant to a Loan Agreement, dated as of December 1, 1996 (the "Agreement"), by and among GE Capital Public Finance, Inc. ("Lender"), the Authority and Borrower.

         We have examined the law and such certified proceedings and other papers as deemed necessary to render this opinion, including the Escrow Agreement, dated as of December 1, 1996 (the "Escrow Agreement"), by and among Lender, the Authority, Borrower and National City Bank of Minneapolis, as escrow agent (the "Escrow Agent".) Terms used in this opinion and not otherwise defined shall have the same meanings assigned to them in the Agreement.

         As to questions of fact material to our opinion we have relied upon representations and covenants of the Authority and Borrower contained in the Agreement, the certified proceedings and other certifications of public officials furnished to us, and certifications by officials of Borrower and others, without undertaking to verify the same by independent investigation.

         The Loan is made pursuant to the Agreement. Under the Agreement, Borrower has agreed to make payments sufficient to pay when due the principal (including sinking fund installments) of, and premium (if any) and interest on the Loan. Such payments and other moneys payable to the Authority or Lender under the Agreement, including proceeds derived from any security provided thereunder (collectively, the "Revenues"), and the rights of the Authority under the Agreement to receive the same (excluding, however, certain administrative fees, indemnification and reimbursements), are pledged and assigned by the Authority as security for the repayment of the Lender pursuant to the Agreement (the "Lender Loan"). The Lender Loan is a limited obligation of the Authority payable solely from the Revenues.

         We express no opinion with respect to compliance by Borrower with applicable legal requirements in connection with the acquisition, construction, reconstruction, use, occupancy or operation of the Project.

         Based on our examination, we are of opinion, as of the date hereof and under existing law, as follows:

         1. The Authority is a duly created and validly existing body corporate and politic as an agency of the State of New Hampshire with the power to enter into and perform the Agreement and the Escrow Agreement.

         2. Each of the Agreement and the Escrow Agreement has been duly authorized, executed and delivered by the Authority and is a valid and binding obligation of the Authority enforceable upon the Authority. As provided in New Hampshire RSA 162-I;7,II, the Agreement creates a valid lien on the rights of the Authority to receive Revenues under the Agreement (except certain rights to indemnification, reimbursements and fees).

         3. Under existing law, interest on the Lender Loan is excluded from the gross income of the owner thereof for federal income tax purposes except for interest on the Lender Loan during any period while it is held by a "substantial user" of the facilities financed with proceeds of the Lender Loan or by a "related person" within the meaning of Section 147(a) of the Internal Revenue Code of 1986 (the "Code") and except that Borrower or others, by taking action after the date hereof that causes the $10,000,000 limitation set forth in
Section 144(a)(10) of the Code to be exceeded, may cause interest on the Lender Loan to become included in gross income (retroactive to the date hereof, in the case of the $40,000,000 limitation) for federal income tax purposes. It should be noted that the interest on the Lender Loan is an item of tax preference for purposes of the federal alternative minimum tax imposed on individuals and corporations. In addition to the foregoing exceptions, the opinion set forth in the first sentence of this paragraph is subject to the condition that the Authority and Borrower comply with all requirements of the Code that must be satisfied subsequent to the making of the Lender Loan in order that interest thereon be, or continue to be, excluded from gross income for federal income tax purposes. Borrower, and to the extent necessary, the Authority have covenanted in the Agreement to comply with such requirements. Failure to comply with certain of such requirements may cause the inclusion of interest on the Lender Loan in gross income for federal income tax purposes to be retroactive to the date of making of the Lender Loan. We express no opinion regarding other federal tax consequences arising with respect to the Lender Loan.

          4. Under existing statutes, interest on the Lender Loan is exempt from the New Hampshire personal income tax on interest and dividends.

         It is to be understood that the rights of the Lender and the enforceability of the Agreement and the Escrow Agreement are subject to bankruptcy, insolvency, reorganization, moratorium and other similar laws affecting creditors' rights heretofore or hereafter enacted to the extent constitutionally applicable and that their enforcement may also be subject to the exercise of judicial discretion in appropriate cases.

                                                              Yours faithfully,

                           Exhibit F to Loan Agreement


                       FORM OF OPINION OF COUNSEL TO BANK



         (a) The Bank is, and was at all relevant times, a duly organized and validly existing banking corporation in good standing under the laws of the United States and ___________________________________ with full legal power and authority to execute, deliver and to perform all of its obligations under the Letter of Credit.

         (b) The execution and delivery by the Bank of the Letter of Credit and the performance by the Bank of its obligations thereunder are not inconsistent with and do not violate the Bank's charter or by-laws.

         (c) The Letter of Credit has been duly and validly executed and delivered by the Bank and constitutes the legal, valid and binding obligation of the Bank enforceable against the Bank in accordance with its terms, except as to enforcement thereof may be limited by any bankruptcy, insolvency, moratorium, reorganization or other laws relating to or affecting the enforcement of rights of creditors generally and equitable principles of general applicability.

                                                                  EXECUTION COPY


                                ESCROW AGREEMENT

                                      Among


                         GE CAPITAL PUBLIC FINANCE, INC.
                                    as Lender

                                       and

                              SANWA BANK CALIFORNIA
                                     as Bank

                                       and

                           BUSINESS FINANCE AUTHORITY
                          OF THE STATE OF NEW HAMPSHIRE
                                    as Issuer

                                       and

                           ELEXSYS INTERNATIONAL, INC.
                                   as Borrower

                                       and

                        NATIONAL CITY BANK OF MINNEAPOLIS
                                 as Escrow Agent


                          Dated as of December 1, 1996

                                                  ESCROW AGREEMENT

         THIS ESCROW AGREEMENT (REAL ESTATE) is made and entered into as of December 1, 1996, by and among National City Bank of Minneapolis, a national banking association ("Escrow Agent"), GE Capital Public Finance, Inc., a corporation duly organized and existing under the laws of the State of Delaware ("Lender"), Sanwa Bank California ("Bank"), Business Finance Authority of the State of New Hampshire, a body corporate and politic as an agency of the State of New Hampshire ("Issuer"), and Elexsys International, Inc., a Delaware corporation ("Borrower").


                                                      ARTICLE I

                                                      RECITALS


         Section 1.01. Lender, Issuer and Borrower have entered into a Loan Agreement dated as of December 1, 1996 (the "Loan Agreement"), a duplicate original of which has been furnished to Escrow Agent and Bank, whereby Lender and Issuer have agreed to finance for Borrower the acquisition and renovation of certain manufacturing facilities described in the Loan Agreement (the "Project"), and Borrower has agreed to make Loan Payments (as defined in the Loan Agreement) to Lender, as assignee of Issuer, in the manner and on the terms set forth therein. As security for the Loan Payments, Borrower will cause Bank to issue in favor of Lender an Irrevocable Letter of Credit pursuant to an Accounts Receivable Credit Agreement (the "Reimbursement Agreement") between Borrower and Bank. This Agreement is not intended to alter or change the rights and obligations of Lender, Issuer and Borrower under the Loan Agreement or of Borrower and Bank under the Reimbursement Agreement, but is entirely supplemental thereto.

         Section 1.02. The terms capitalized in this Agreement but not defined herein shall have the meanings given to them in the Loan Agreement.

         Section 1.03. Under the Loan Agreement, upon the satisfaction of certain conditions precedent, Lender shall loan to Issuer and Issuer shall deposit or cause to be deposited with Escrow Agent the sum of $2,700,000, to be credited to the Escrow Fund established in Article 2 hereof. Amounts deposited in the Escrow Fund shall be loaned to Borrower and shall be used by Borrower to pay the Project Costs (as defined in the Loan Agreement), and, to the extent not needed for this purpose, to pay or prepay Principal coming due under the Loan Agreement, all as hereinafter provided.

         Section 1.04. Under the Loan Agreement, Borrower will cause the Project to be acquired and constructed and to the extent the amounts deposited with Escrow Agent is insufficient to complete the Project, Borrower shall complete the Project with its own funds.

         Section 1.05. Lender, Bank, Issuer and Borrower agree to employ Escrow Agent to receive, hold, invest and disburse the moneys paid to Escrow Agent by Lender as described in Section 1.03, all as hereinafter described; provided, however, that Escrow Agent shall not be obligated to assume or perform any obligation of Lender, Issuer, Borrower, or Bank with respect thereto or under the Loan Agreement or Reimbursement Agreement by reason of anything contained in this Agreement.

         Section 1.06. Each of the parties has authority to enter into this Agreement, and has taken all actions necessary to authorize the execution of this Agreement by the officers whose signatures are affixed hereto.


                                                     ARTICLE II

                                                     ESCROW FUND


         Section 2.01. Escrow Agent shall establish a special escrow fund designated as the "GECPF/BFA/Elexsys International Escrow Fund" (the "Escrow Fund"), shall keep such Escrow Fund separate and apart from all other funds and moneys held by it and shall administer such Escrow Fund as provided in this Agreement.

         Section 2.02.  All moneys paid to Issuer by Lender  pursuant to Section
1.03 of this Agreement shall be credited to the Escrow Fund. Escrow Agent shall use the moneys in the Escrow Fund to pay Project Costs, upon receipt with respect thereto of a Payment Request Form attached hereto as Exhibit A, executed by Lender, Bank and Borrower, fully completed and with all supporting documents described therein attached thereto and the Letter of Credit. Upon receipt of a Payment Request Form with respect to any Project Costs, an amount equal to the Project Costs as shown therein shall be paid directly to the person or entity entitled to pay as specified therein.

         Section 2.03. On September 30, 1997, Escrow Agent shall pay: (a) to Lender in prepayment of the Loan, an amount equal to the entire remaining balance on deposit in the Escrow Fund, less the sum of (i) an amount equal to the Project Costs for which Escrow Agent has received a fully and properly completed Payment Request Form and which has not been paid, and (ii) the amount of any deposit by Borrower pursuant to Section 3.04 hereof remaining on deposit in the Escrow Fund; and (b) to Borrower the entire remaining balance on deposit in the Escrow Fund less the amount referred to in clause (a)(i) of this Section. The amount paid to Lender shall be applied first to interest accrued on the Loan and next to the Principal portion of the Loan Payments in the inverse order of maturity.

         Section 2.04. Upon written notice (a) from Lender or Borrower that an Event of Default has occurred under the Loan Agreement, (b) from Bank that an event of default as occurred under the Reimbursement Agreement, or (c) from Borrower that Borrower has determined not to complete the Project, Escrow Agent shall liquidate all investments held in the Escrow Fund and transfer the proceeds thereof and all other moneys held in the Escrow Fund to Lender to be applied first to interest accrued on the Loan and next to the Principal portion of the Loan Payments in the inverse order of maturity.

         Section 2.05. Escrow Agent shall only be responsible for the safekeeping and investment of the moneys held in the Escrow Fund, and the disbursement  thereof  in  accordance  with  this  Article,  and  shall  not  be
responsible  for  the  authenticity  or  accuracy  of  such   certifications  or
documents, the application of amounts paid pursuant to such certifications by the persons or entities to which they are paid, or the sufficiency of the moneys credited to the Escrow Fund to make the payments herein required.


                                                     ARTICLE III

                                          MONEYS IN ESCROW FUND; INVESTMENT


         Section 3.01. The moneys and investments held by Escrow Agent under this Agreement are irrevocably held in trust for the benefit of Borrower, Issuer and Lender, and such moneys, together with any income or interest earned thereon, shall be expended only as provided in this Agreement, and shall not be subject to levy or attachment or lien by or for the benefit of any creditor of Borrower, Bank, Issuer or Lender. Lender, Issuer, Borrower and Escrow Agent intend that the Escrow Fund constitute an escrow account in which Borrower has no legal or equitable right, title or interest until satisfaction in full of all conditions contained herein and in the Loan Agreement for the disbursement of funds by Escrow Agent therefrom. However, if the parties' intention that Borrower shall have no legal or equitable right, title or interest until all conditions for disbursement are satisfied in full is not respected in any legal proceeding, the parties hereto intend that Lender and Bank have a security interest in the Escrow Fund, and such security interest is hereby granted to Lender and Bank by Borrower, to secure payment of all sums due to Lender, in its own capacity and assignee of Issuer, under the Loan Agreement and all sums due to Bank under the Reimbursement Agreement. For such purpose, Escrow Agent hereby agrees to act as agent for Lender in connection with the perfection of such security interest and agrees to note, or cause to be noted, on all books and records relating to the Escrow Fund, Lender's interest therein.

         Section 3.02. Moneys held by Escrow Agent hereunder shall be invested and reinvested by Escrow Agent upon order of Borrower only in Qualified Investments, as defined in Section 3.05. Such investments shall be registered in the name of Escrow Agent and held by Escrow Agent for the benefit of Lender, Bank, Issuer and Borrower. With the approval of Borrower, Escrow Agent may purchase or sell to itself or any affiliate, as principal or agent, investments authorized by this Article. Such investments and reinvestments shall be made giving full consideration for the time at which funds are required to be available.

         Section 3.03. Escrow Agent shall, without further direction from Borrower, sell such investments as and when required to make any payment from the Escrow Fund. Any income received on such investments shall be credited to the Escrow Fund.

         Section 3.04. Escrow Agent shall furnish to Borrower, Bank and Lender reports accounting for all investments and interest and income therefrom. Such accounting shall be furnished no less frequently than every three (3) months and upon request of Lender, Bank or Borrower. None of Lender, Bank, Issuer or Escrow Agent shall be responsible or liable for any loss suffered in connection with any investment of moneys made by Escrow Agent in accordance with this Article (other than Escrow Agent in its capacity as obligor under any Qualified Investment). In the event funds in the Escrow Fund are insufficient to pay the Project Costs, Borrower shall deposit additional funds into the Escrow Fund to be disbursed in accordance with the provisions hereof, and such additional funds deposited by Borrower shall be disbursed from the Escrow Fund before any other funds held in the Escrow Fund.

         Section 3.05. As used in this Agreement, the term Qualified Investments means (a) securities which are general obligations of or are guaranteed as to the payment of principal and interest by the United States of America; (b) obligations, debentures, notes or other evidence of indebtedness issued or guaranteed by any of the following: Federal Home Loan Bank System, Government National Mortgage Association, Farmers Home Administration, Federal Home Loan Mortgage Corporation or Federal Housing Administration; (c) commercial paper issued by corporations organized under the laws of a state of the United States which is rated in the highest rating category by Standard & Poor's Ratings Group ("S&P") or Moody's Investors Service, Inc.; (d) money market funds registered under the Investment Company Act of 1940 whose shares are registered under the Securities Act of 1933 and which have a rating of "AAAm-G", "AAAm" or "AAm" by S&P; or (e) certificates of deposit issued by or other forms of deposit in any national or state bank to the extent that such deposits are fully insured by the Federal Deposit Insurance Corporation or any successor agency which is backed by the full faith and credit of the United States. Derivative products shall not constitute Qualified Investments.


                                                     ARTICLE IV

                                      ESCROW AGENT'S AUTHORITY; INDEMNIFICATION


         Section 4.01. Escrow Agent may act in reliance upon any writing or instrument or signature which it, in good faith, believes to be genuine, may assume the validity and accuracy of any statement or assertion contained in such a writing or instrument, and may assume that any person purporting to give any writing, notice, advice or instructions in connection with the provisions hereof has been duly authorized to do so. Escrow Agent shall not be liable in any manner for the sufficiency or correctness as to form, manner and execution, or validity of any instrument deposited with it, nor as to the identity, authority or right of any person executing the same; and its duties hereunder shall be limited to those specifically provided herein.

         Section 4.02. Unless Escrow Agent is determined to be negligent or liable for misconduct with regard to its duties hereunder, Borrower hereby agrees to indemnify Escrow Agent and hold it harmless from any and all claims, liabilities, losses, actions, suits or proceedings at law or in equity, or any other expense, fees or charges of any character or nature, which it may incur or with which it may be threatened by reason of its acting as Escrow Agent under this Agreement; and in connection therewith, to indemnify Escrow Agent against any and all expenses, including reasonable attorneys' fees and the cost of defending any action, suit or proceeding or resisting any claim. Escrow Agent shall be vested with a lien on all property deposited hereunder for indemnification, for reasonable attorneys' fees, court costs, for any suit, interpleader or otherwise, or any other reasonable expenses, fees or charges of any character or nature, which may be incurred by Escrow Agent by reason of disputes arising among Borrower, Issuer, Bank and Lender as to the correct interpretation of the Loan Agreement or this Agreement and instructions given to Escrow Agent hereunder, or otherwise, with the right of Escrow Agent, regardless of the instructions aforesaid, to hold the said property until and unless said additional expenses, fees and charges shall be fully paid.

         Section 4.03. If Borrower, Issuer, Bank or Lender shall be in disagreement about the interpretation of the Loan Agreement, the Reimbursement Agreement or this Agreement, or about the rights and obligations, or the propriety of any action contemplated by Escrow Agent hereunder, Escrow Agent may, but shall not be required to, file an appropriate civil action to resolve the disagreement. Escrow Agent shall be indemnified by Borrower for all costs, including reasonable attorneys' fees, in connection with such civil action, and shall be fully protected in suspending all or part of its activities under this Agreement until a final judgment in such action is received.

         Section 4.04. Escrow Agent may consult with counsel of its own choice and shall have full and complete authorization and protection with the opinion of such counsel. Escrow Agent shall otherwise not be liable for any mistakes of facts or errors of judgment, or for any acts or omissions of any kind unless caused by its negligence or misconduct.


                                                      ARTICLE V

                                             ESCROW AGENT'S COMPENSATION

         Borrower hereby agrees to pay Escrow Agent as compensation for the services to be rendered hereunder the fees and other amounts described in Exhibit B hereto and will pay and/or reimburse Escrow Agent upon request for all expenses, disbursements and advances, including reasonable attorneys' fees, incurred or made by it in connection with carrying out its duties hereunder.


                                                     ARTICLE VI

                                               CHANGE OF ESCROW AGENT


         Section 6.01. A national banking association located in the United States or a state bank or trust company organized under the laws of a state of the United States, qualified as a depository of public funds, may be substituted to act as Escrow Agent under this Agreement upon agreement of the parties hereto. Such substitution shall not be deemed to affect the rights or obligations of the parties. Upon any such substitution, Escrow Agent agrees to assign to such substitute Escrow Agent its rights under this Agreement.

         Section 6.02. Escrow Agent or any successor may at any time resign by giving mailed notice to Borrower, Issuer, Bank and Lender of its intention to resign and of the proposed date of resignation, which shall be a date not less than thirty (30) days after such notice is deposited in the United States mail with postage fully prepaid, unless an earlier resignation date and the appointment of a successor Escrow Agent shall have been or are approved by Borrower, Issuer, Bank and Lender.

         Section 6.03. Escrow Agent may appoint an agent to exercise any of the powers, rights or remedies granted to Escrow Agent under this Agreement, and to hold title to property or to take any other action which may be desirable or necessary.


                                                     ARTICLE VII

                                              ADMINISTRATIVE PROVISIONS


         Section 7.01. Escrow Agent shall keep complete and accurate records of all moneys received and disbursed under this Agreement, which shall be available for inspection by Borrower, Issuer, Bank or Lender, or the agent of any of them, at any time during regular business hours.

         Section 7.02. All notices, certificates, requests, demands and other communications provided for hereunder shall be in writing and shall be (a) personally delivered, (b) sent by first class United States mail, (c) sent by overnight courier of national reputation, or (d) transmitted by telecopy, in each case addressed to the party to whom notice is being given at its address as set forth below and, if telecopied, transmitted to that party at its telecopier number set forth above or, as to each party, at such other address or telecopier number as may hereafter be designated by such party in a written notice to the other party complying as to delivery with the terms of this Section. All such notices, requests, demands and other communications shall be deemed to have been given on (a) the date received if personally delivered, (b) when deposited in the mail if delivered by mail, (c) the date sent if sent by overnight courier, or (d) the date of transmission if delivered by telecopy.

         Section 7.03. This Agreement shall be construed and governed in accordance with the laws of the State of New Hampshire.

         Section 7.04. Any provisions of this Agreement found to be prohibited by law shall be ineffective only to the extent of such prohibition, and shall not invalidate the remainder of this Agreement or the Loan Agreement.

         Section 7.05. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns. Specifically, as used herein the term "Lender" means any person or entity to whom Lender has assigned its right to receive payments under the Loan Agreement and any payments due to Lender hereunder from after the date when a duplicate original of such assignment is filed with Escrow Agent.

         Section 7.06. This Agreement may be simultaneously executed in several counterparts, each of which shall be an original and all of which shall constitute but one and the same Agreement.

         Section 7.07. This Agreement shall terminate upon disbursement by Escrow Agent of all moneys held by it hereunder.

         Section 7.08. This Agreement (and, with respect to Lender, Issuer and Borrower, together with the Loan Agreement) constitutes the entire agreement of the parties relating to the subject matter hereof.

         Section 7.09. The Bank may become a party to this Agreement by executing and delivering a counterpart signature page. Pending such execution and delivery this Agreement shall be a binding agreement among the parties other than the Bank.

         [REMAINDER OF PAGE INTENTIONALLY BLANK; EXECUTION PAGE FOLLOWS]

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first written above.


GE CAPITAL PUBLIC FINANCE, INC.,             NATIONAL CITY BANK OF
Lender                                       MINNEAPOLIS, Escrow Agent


By:/s/  Philip Long                          By: (Illegible)
   ----------------
Title:  Vice President                       Title:Assistant Vice President

Address: 8400 Normandale Lake Blvd.          Address:651 Nicollet Mall
         Suite 470                           Minneapolis, MN  55402
         Minneapolis, MN 55437               Telephone: (612) 897-8372
         Telephone: (800) 346-3146           Telecopier:(612) 904-8898
         Telecopier:(612) 897-5601



BUSINESS  FINANCE  AUTHORITY OF              ELEXSYS INTERNATIONAL, INC.
THE STATE OF NEW HAMPSHIRE, Issuer           Borrower

Borrower


By:/s/  Jack Donovan                         By:/s/ Michael Shimada
   ------------------                           -------------------
Title:  Executive Director                   Title:  Principal Financial Officer
                                                     and Duly Authorized Officer

Address: 14 Dixon Avenue, Suite 101          Address:41 Simon Street
         Concord, NH  03301                          Nashua, NH  03060
Telephone:        (603) 271-2391             Telephone:        (603) 886-0066
Telecopier:       (603) 271-2396             Telecopier:       (603) 886-9724


SANWA BANK CALIFORNIA, Bank


By:______________________________
Title:___________________________

Address: 220 Almaden Boulevard
         San Jose, CA 95113
Telephone:        (408) 297-6500
Telecopier:       (408) 292-4092

                          Exhibit A to Escrow Agreement

                                            FORM OF PAYMENT REQUEST FORM

                                           Payment Request Form No. _____


         Elexsys International, Inc., as borrower ("Borrower") under that certain Loan Agreement dated as of December 1, 1996 (the "Loan Agreement"), by and among Business Finance Authority of the State of New Hampshire ("Issuer"), GE Capital Public Finance, Inc. ("Lender") and Borrower, hereby requests National City Bank of Minneapolis, as escrow agent ("Escrow Agent") under the Escrow Agreement dated as of December 1, 1996 (the "Escrow Agreement") among Escrow Agent, Lender, Issuer, Borrower and Sanwa Bank California ("Bank"), to make payment from the Escrow Fund (as defined in the Escrow Agreement) to the following party or parties, at the addresses set forth below:

                                        Cost of Issuance
                         Amount to      or Project
Payee     Address        be paid        Description
-----     -------        ---------      ----------------


         In connection therewith, the undersigned officer of Borrower hereby certifies as follows:

                           1. All of the provisions of the Loan Agreement are incorporated herein by reference and capitalized terms used herein and not defined shall have the meanings assigned to them in the Loan Agreement.


                           2. The Project subject to this Payment Request Form comprises a portion of the Project described in the Loan Agreement, and has been inspected and accepted by Borrower.

                           3. The payments to be made to the payees set forth above are for either the costs of issuance or Project Costs described above, or reimbursement to Borrower therefor, and the payments have not been the basis for a prior request which has been paid, and the amount remaining in the Escrow Fund is sufficient to pay the remaining Project Costs.

                           4. The payment or requisition is for work actually performed or materials or property actually supplied to the Project site prior to the date hereof.

                           5. All of Borrower's representations, covenants and warranties contained in the Loan Agreement were true and accurate in all material respects as of the date made, and remain true and accurate in all material respects as of the date of this Payment Request Form, and Borrower has fully and satisfactorily performed all of its covenants and obligations to date required under the Loan Agreement. No Default or Event of Default has occurred under the Loan Agreement.

                           6. This request for payment contains no items representing payment on account of any retained percentage entitled to be retained by Borrower at the date hereof.

                           7. The undersigned has reviewed the provisions of the Statement as to Tax Exempt Status, and the payment of this requisition will not result in any proceeds of the obligation evidenced by the Loan Agreement being expended in contradiction of the provisions thereof and representations made therein.

                           8. Attached hereto as Attachment A are invoices and/or bills of sale relating to the Project and, if such invoices have been paid by Borrower, evidence of payment thereof.

                           9. If this Payment Request Form relates to the final disbursement from the Escrow Fund, attached hereto as Attachment B is an executed Certificate of Acceptance in the form required by the Loan Agreement.

                           10. Attached hereto as Attachment C is an insurance certificate in the form required by the Loan Agreement.

                           11. All contractors, subcontractors and suppliers of materials, property for the Project or labor have been paid for their share of work, materials or property through the date of the prior Payment Request Form (if any).

                           12. The payment or reimbursement requested by this Payment Request Form will be disbursed in payment of, or is reimbursement for the Borrower's prior payment of, work performed or completed on, or materials or property supplied for the Project by the contractors, subcontractors or suppliers listed in Attachment D hereto.

                           13. All amounts previously requested and disbursed from the Escrow Fund for payment of contractors, subcontractors and suppliers of materials and labor have been so applied.

                           14. This request does not request reimbursement for any payment or payments for any obligations originally paid or incurred, for federal income tax purposes, before September 25, 1996.

                           15. Borrower understands that Lender is relying on the certifications herein with regard to and in connection with approving the disbursement requested hereby.

                           16. Attached hereto as Attachment E is an appropriate
         endorsement or continuation of the title insurance policy delivered pursuant to the Reimbursement Agreement increasing the coverage of such policy to an amount at least equal to the amount specified in such paragraph less the amount remaining in the Escrow Fund after disbursement of the current requisition.

                           17. Attached hereto as Exhibit F are partial releases of mechanics' liens through the date of the last payment request (if any) by those contractors, subcontractors, suppliers and laborers having received payments for work on or materials or property supplied to the Project in excess of $5,000.00.

                           18. Attached hereto as Exhibit G is a copy of the notice of the anticipated funding date for the advance posted on the Project site by Borrower or its agent and certified as to its posting date by Borrower, all in compliance with New Hampshire RSA 447:12-b, and such other evidence as may reasonably be required by Lender or Bank of Borrower's compliance with New Hampshire RSA 447:12-a and b.

                           19. Borrower has satisfied all of the conditions contained in Article III of the Loan Agreement and the Letter of Credit has been delivered to Lender.


ELEXSYS INTERNATIONAL, INC.


By ______________________________________
Title_____________________________________

Date:

APPROVED BY LENDER:

GE CAPITAL PUBLIC FINANCE, INC.


By ______________________________________
Title_____________________________________

Date:

APPROVED BY BANK:

SANWA BANK CALIFORNIA


By ______________________________________
Title_____________________________________

Date: